                                                             File Nos. 333-05053
                                                                       811-07647
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

                        --------------------------------

                               SEPARATE ACCOUNT VL
                              (Exact name of trust)

                      FIRST VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                              10 POST OFFICE SQUARE
                           BOSTON, MASSACHUSETTS 02109
          (Complete address of depositor's principal executive offices)

          -------------------------------------------------------------

                                ARNOLD R. BERGMAN
                     Vice President - Legal & Administration
                      First Variable Life Insurance Company
                              10 Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                     ---------------------------------------

                                    Copy to:
                              DIANE E. AMBLER, ESQ.
                              Mayer, Brown & Platt
                         2000 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

                       ----------------------------------

It is proposed that this filing will become effective


___ immediately upon filing pursuant to paragraph (b)

 X  on May 1, 1997 pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(i)

___ on _________ pursuant to paragraph (a)(i) of rule (485)

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title and amount of securities being registered: interests under variable universal life insurance policies.


Registrant has declared that it has registered an indefinite number or amount of securities in accordance with Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 26, 1997.


Approximate date of proposed public offering:

____ Check box if it is proposed that this filing will become effective on
____________ at ___________ pursuant to Rule 487.



                                       2
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                              CROSS-REFERENCE TABLE

Item No. in
Form N-8 B-2                       Location
------------                       --------

1, 2                               Caption in Prospectus Cover, The Company, The
                                   Separate Account

3                                  Inapplicable

4                                  Distribution and Other Agreements

5, 6                               The Separate Account

7                                  Inapplicable

8                                  Financial Statements

9                                  Legal Proceedings

10 (a), (b), (c), (d), (e)         Highlights, Surrenders and Partial
                                   Withdrawals, Withdrawal Charges, Transfers
                                   Among Contract Options, Lapse and
                                   Reinstatement, Determination of Account
                                   Value, Other Provisions of the Contract, The
                                   Contract, Contract Options

10 (f)                             Voting Rights, Other Provisions of the
                                   Contract

10 (g), (h)                        Changes in Contract Options

10 (i) Mixed and Shared Funding, Contract Values and Benefits, Other Provisions of the Contract

11, 12                             Variable Investors Series Trust, Federated
                                   Insurance Series

13 Highlights, Charges and Expenses, Elimination and Reduction of Charges and Expenses

14, 15 Application and Issuance of a Policy, Free Look Right, Delayed Investment Start Date

16                                 Premiums, Allocation of Premiums,
                                   Determination of Account Value

17 Surrenders and Partial Withdrawals, Payment of Proceeds

18 Taxation of the Company and the Separate Account, Determination of Account Value, The Separate Account, Contract Options, The Contract, Charges and Expenses

19                                 Reports and Records, Advertising Practices,
                                   Other Provisions of the Contract

20                                 See 10 (g) & 10 (h)

21                                 Preferred and Non-Preferred Loans, The
                                   Contract

22, 23, 24                         Inapplicable


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25                                 The Company

26                                 Inapplicable

27                                 The Company

28                                 Management of the Company

29                                 The Company

30, 31, 32, 33, 34                 Inapplicable

35                                 State Regulation

36                                 Inapplicable

37                                 Inapplicable

38, 39, 40, 41 (a)                 Distribution and Other Agreements, The
                                   Company

41 (b), 41 (c), 42, 43             Inapplicable

44                                 Determination of Account Value

45                                 Inapplicable

46                                 Surrenders and Partial Withdrawals

47, 48, 49, 50                     Inapplicable

51                                 Contract Benefits and Values

52                                 Changes in Contract Options

53 (a)                             Federal Tax Status

53 (b), 54, 55                     Inapplicable

56, 57, 58                         Inapplicable

59                                 Financial Statements

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Prospectus                                                 Dated:  May 1, ______

                               CAPITAL ONE PAY VUL
           A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                                    Funded in
                               SEPARATE ACCOUNT VL
                                       by
                      FIRST VARIABLE LIFE INSURANCE COMPANY

Marketing and Executive Office:                   Variable Service Center:
10 Post Office Square                             P.O.Box 1317
Boston, MA 02109                                  Des Moines, IA  50305-1317

Automated Information Line: (800) 59-FUNDS        (800) 845-0089


This prospectus describes the Capital One Pay VUL contract (the "Contract"), a modified single premium variable life insurance contract offered by First Variable Life Insurance Company ("the Company"). The Contracts provide for life insurance coverage and for the accumulation of an Account Value. The Contract requires the Owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.


After a Contract is approved for issue by the Company, the premium for a Contract may be allocated to the Company's segregated investment account called Separate Account VL (the "Separate Account") or to the Company's Fixed Account, which guarantees a minimum fixed rate of interest. The Separate Account invests in selected portfolios of two mutual funds: Variable Investors Series Trust ("VIST") and Federated Insurance Series ("FIS"). The portfolios currently available under a Contract are: VIST Growth, VIST Growth & Income, VIST High Income Bond, VIST Matrix Equity, VIST Multiple Strategies, VIST Small Cap Growth, VIST U.S. Government Bond, VIST World Equity and FIS Prime Money Fund (the "Portfolios"). (See "Contract Options.") The Company reserves the right, under certain circumstances, to delay the investment of the initial premium payment in VIST Portfolios, but does not currently do so. (See "Allocation of Premiums.")

There is no guaranteed minimum Account Value for a Contract which is funded through the Separate Account. The Death Benefit may, and the Account Value will, vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Death Benefit, however, will never be less than the Face Amount of the Contract. The Owner bears the investment risk for all amounts allocated to the Portfolios.

An investment in a Contract is not a deposit or obligation of, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Contract is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contract is surrendered, the value may be higher or lower than the premium payment.


Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain cases. A loan, distribution or other amount received under a modified endowment contract during the life of the Insured will be taxed in a manner similar to an annuity. Death benefits under a modified endowment contract, however, are generally not subject to federal income tax, except in certain cases. (See "Federal Tax Status.")

It may not be advantageous to replace existing insurance with the Contracts described in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE VARIABLE INVESTORS SERIES TRUST AND FEDERATED INSURANCE SERIES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

DEFINITIONS...................................................................

HIGHLIGHTS....................................................................

THE COMPANY...................................................................

THE SEPARATE ACCOUNT..........................................................

CONTRACT OPTIONS..............................................................
   Variable Investors Series Trust............................................
   Federated Insurance Series.................................................
   Fixed Account Option.......................................................
   Transfers Among Contract Options...........................................
      General Requirements....................................................
      Systematic Transfers - Dollar Cost Averaging............................
      Asset Rebalancing Program...............................................
      Restrictions on Transfers...............................................
      Automatic Transfers of Small Accounts...................................
  Changes in Contract Options.................................................
  Mixed and Shared Funding....................................................

CHARGES AND EXPENSES..........................................................
    Monthly Deductions........................................................
    Administrative Charge.....................................................
    Maintenance Fee...........................................................
    Distribution Charge.......................................................
    Premium Tax Charge........................................................
    Federal Tax Charge........................................................
    Cost of Insurance.........................................................
    Daily Deductions..........................................................
    Mortality and Expense Risk Charge.........................................
    Transfer Fee..............................................................
    Withdrawal Charges........................................................
       Application of the Withdrawal Charges..................................
       Waiver of Withdrawal Charges...........................................
    Sales Charge..............................................................
    Unreimbursed Premium Tax..................................................
    Other Charges and Expenses................................................

        Fund Expenses.........................................................
        Income Taxes..........................................................
        Special Service Fees..................................................
        Elimination or Reduction of Charges and Expenses......................
        Group and Sponsored Arrangements......................................


THE CONTRACT..................................................................
   Application and Issuance of a Contract.....................................
       Free Look Right........................................................
   Premiums...................................................................

   Allocation of Premiums.....................................................
       Delayed Investment Start Date..........................................
   Telephone Transactions.....................................................


CONTRACT VALUES AND BENEFITS..................................................
   Death Benefit..............................................................
       Adjustments to the Death Benefit Proceeds..............................

   Additional Benefits By Rider...............................................
   Acceleration of Death Benefit Rider........................................
   Determination of Account Value.............................................
       Account Value and Cash Surrender Value.................................
       Net Investment Experience..............................................
   Preferred and Non-Preferred Loans..........................................
       Preferred Loan Amounts.................................................
   Surrenders and Partial Withdrawals.........................................
   Maturity Proceeds..........................................................
   Lapse and Reinstatement....................................................
   Payment of Proceeds........................................................
   Tax Withholding............................................................
   Optional Annuity Payment Options...........................................
       Annuitization Bonus....................................................
   Right to Exchange for a Fixed Benefit Contract.............................

OTHER PROVISIONS OF THE CONTRACT..............................................
   Suicide Exclusion..........................................................
   Representations and Contestability.........................................
   Misstatement of Age or Sex.................................................
   Owner and Beneficiary......................................................
   Assignments................................................................
   Reports and Records........................................................

   Voting Rights..............................................................
   Suspension of Payments and Transfers.......................................
   Nonparticipation in Company Dividends......................................


DISTRIBUTION AND OTHER AGREEMENTS.............................................

SAFEKEEPING OF ASSETS.........................................................

MANAGEMENT OF THE COMPANY.....................................................

FEDERAL TAX STATUS............................................................
   General....................................................................
   Taxation of the Company and the Separate Account...........................
   Life Insurance and Modified Endowment Contract Definitions.................
   Income Tax Treatment of Contract Benefits..................................
   Diversification Requirements...............................................

ADVERTISING PRACTICES.........................................................

LEGAL MATTERS.................................................................
   State Regulation...........................................................
   Legal Proceedings..........................................................

EXPERTS.......................................................................

REGISTRATION STATEMENT........................................................

                                   APPENDICES

APPENDIX A:    ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER
               VALUES AND ACCUMULATED VALUE OF THE PREMIUM

APPENDIX B:    FINANCIAL STATEMENTS

                                   DEFINITIONS

Account - The Fixed Account and/or one or more of the Sub-Accounts of the Separate Account.

Account Value - The sum of the amounts attributable to a Contract that are: (a) in the Separate Account; (b) in the Fixed Account; and, if there is an outstanding Contract loan, (c) in the Loan Account.

Accumulation Unit - A unit of measure used to calculate the Account Value of a Sub-Account of the Separate Account.

Accumulation Unit Value or AUV - The value of an Accumulation Unit on a Business Day.

Age - The attained age of the Insured on the date for which age is being determined.

Beneficiary - The person(s) or entity who will receive the Death Benefit.

Business Day - Each day the New York Stock Exchange is open for trading, which is Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, Christmas Day.

Cash Surrender Value - The amount available upon surrender of the Contract, which is equal to the Contract's Account Value reduced by any outstanding Contract loan and accrued interest; and reduced by any applicable Withdrawal Charges.

Code - The Internal Revenue Code of 1986, as amended.

Company - First Variable Life Insurance Company.

Contract Anniversary - An anniversary of the Contract Date.

Contract Date - The date the provisions of the Contract take effect, as shown on the Owner's Contract data page. Contract Months and Contract Years are measured from this date.

Contract Option - The Fixed Account or any of the Sub-Accounts of the Separate Account which can be selected by the owner of a Contract.

Contract Year - Each 12-month period beginning on the Contract Date.

Death Benefit - The Death Benefit is the amount of insurance provided under a Contract on the life of an Insured.

Death Benefit Proceeds - The amount payable on the death of the Insured. This amount is the Death Benefit less Indebtedness.

Distributor - First Variable Capital Services, Inc., 10 Post Office Square, Boston, MA 02109.

Fixed Account - The Fixed Account is the non-loaned portion of the Contract's Account Value that is part of the Company's general account. The Fixed Account provides guarantees of principal and interest and is not part of the Separate Account.

Funds - Variable Investment Series Trust and Federated Insurance Series, each of which is an open-end management investment company in which the Separate Account invests.

Guideline Premium - A hypothetical amount used to determine the Death Benefit under a Contract. The Guideline Premium for the Contract under the guideline premium test is the maximum amount permitted to be paid for insurance coverage with respect to the single guideline premium selected by the Owner multiplied by the applicable death benefit percentage under the guideline premium test in section 7702 of the Code.

Indebtedness - All amounts owed to the Company by an Owner for loans on the Contract plus interest due or accrued on the loans.

Insured - The person on whose life the Contract is issued.

Loan Account - An account which is established in the Company's general account for any amounts requested for loans. Account Value equal to the amounts loaned are transferred to the Loan Account from the Fixed Account and the Separate Account when the loans are made by the Company. Amounts in the Loan Account are credited with interest.

Maturity Date - The Contract Anniversary on or following the Insured's 100th birthday.

Net Investment Experience - For any period, the Net Investment Experience of a Sub-Account of the Separate Account is the investment experience of the underlying Portfolio for the same period, reduced by the amount of charges against the Sub-Account for that period.

Owner - The person entitled to all the ownership rights under a Contract. The initial owner is stated on the application for a Contract, and may be later changed as the Contract provides.

Portfolio - A Fund's separate and distinct class of shares that is available as an underlying investment under a Contract.

Separate Account - A separate investment account of the Company, designated as Separate Account VL.

Sub-Account - A segment of the Separate Account which invests in a specified Portfolio of the Funds.

Valuation Period - The period of time between the close of one Business Day and the close of business for the next succeeding Business Day.

Variable Service Center - The Company's administrative service center for the Contracts is located at 1206 Mulberry Street, Des Moines, IA 50309.

                                   HIGHLIGHTS

This prospectus describes Contracts issued by the Company that provide modified single premium life insurance. Death Benefits and Account Value under these Contracts are "variable" and will reflect the Net Investment Experience of the Contract Option and Portfolios chosen by the Owner. If the Fixed Account is available in the Owner's state, it may be used to fund all or part of a Contract's Account Value. The Fixed Account, which is part of the Company's general account, provides guarantees of principal and interest. For a description of the Fixed Account, see "Fixed Account Option" which appears later in this prospectus.

The following is a brief listing of the basic features of the Contract. These and other features of the Contract are explained in detail throughout the prospectus. The Owner should be sure to read the prospectus and the prospectuses of the Funds for more complete information.

The Contract requires payment of a single premium on or before the Contract Date. Additional amounts may be paid thereafter, subject to certain restrictions, as long as the Contract meets the definition of a life insurance contract under the Code.


The Contracts are designed to be "modified endowment contracts" under section 7702A of the Code. Under current federal income tax law, pre-death distributions under the Contracts, including loans and assignments, will be included in income on an income first basis, and a 10% penalty tax will be imposed on income distributed before the Owner attains age 59 1/2 with certain exceptions. (See "Federal Tax Status.")


Death Benefit Proceeds paid to the beneficiary under the Contract are generally not subject to federal income tax. Under current law, undistributed increases in Account Value are not taxable to the Owner. (See "Federal Tax Status.")

Generally, a Contract may be issued to cover an Insured from the age of one to 80 and, if the Company consents, to an Insured from the age of 81 to 85. All persons must meet the Company's underwriting and other criteria for issuance. The Contracts are not available to employee benefit plans qualified under
Section 401 of the Code, except with the Company's consent.

In many respects the Contracts are similar to traditional fixed-benefit whole life insurance. Like fixed-benefit whole life insurance, the Contracts provide for a Death Benefit, an Account Value, and loan privileges. However, the Contracts differ from fixed-benefit whole life insurance in that the Death Benefit and Account Value may increase or decrease to reflect the investment performance of the Contract Options to which the Account Value is allocated.

Owners have the right to return the Contract according to the terms of its "free-look" right. The Company reserves the right to delay the initial investment of the premium payment in the selected Contract Options in certain instances, but it does not currently do so. (See "Delayed Investment Start Date.")

Within 24 months after the Contract Date, the Owner has a right to transfer all of the Account Value in the Sub-Accounts to the Fixed Account. (See "Right to Exchange for a Fixed Benefit Contract.")

The Contracts provide for a Death Benefit determined by treating the initial premium as equal to 100% of the "guideline single premium" on the Contract Date. After the Contract Date, the Death Benefit is determined monthly based upon the Account Value at that time multiplied by a specified percentage. Upon the death of the Insured, the Company will pay the Death Benefit Proceeds to the beneficiary. (See "Death Benefit Proceeds.")

After the free look period, the Account Value may be transferred among the Sub-Accounts. The Company currently allows 12 transfers per Contract Year without the imposition of a Transfer Fee, with certain exceptions. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfers Among Contract Options" and "Fixed Account Option.")

Under certain circumstances, a $10 Transfer Fee may be assessed when an Owner transfers Account Value from one Sub-Account to another Sub-Account or to or from the Fixed Account. (See "Charges and Deductions.")

A loan privilege is available under the Contract. Surrenders and partial withdrawal features are also available and may be subject to withdrawal charges, discussed below. (See "Preferred and Non-Preferred Loans" and "Surrenders and Partial Withdrawal.")

The Account Value of the Contract will vary daily based on, among other things, the Net Investment Experience of the Sub-Accounts to which amounts have been allocated and the amount of interest credited to any of the Contract's Account Value in the Fixed Account. (See "Account Value", "Charges and Expenses", "Premiums", "Preferred and Non-Preferred Loans", "Surrenders and Partial Withdrawal" and "Fixed Account Option.")

The portion of the Account Value invested in the Sub-Accounts is not guaranteed and Owners bear the investment risk on this portion of the Account Value. (See "Account Value.")


A Sales Charge of up to 7.5% of premium(s) and an Unreimbursed Premium Tax Charge of up to 2.25% of premium(s) may be deducted for a surrender or withdrawal of all or a portion of the Account Value. These Withdrawal Charges will also apply if the Account Value is applied to an optional annuity payment option within five years of the Contract Date. (See "Payment Options.") No Withdrawal Charges will be taken on a partial withdrawal in any Contract Year unless the amount withdrawn exceeds the annual Free Withdrawal Amount. The annual Free Withdrawal Amount is equal to 15% of the premium payment(s). (These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges.) The Withdrawal Charges decrease each Contract Year to 0 at the end of Contract Year 9. (See "Withdrawal Charges.")

The following monthly charges are deducted from the Contract's Account Value:

     .40% on an annual basis for administrative expenses (See "Administrative Charge");

     a $2.50 Maintenance Fee during the Accumulation Period from Contracts with an Account Value of less than $100,000 (See "Maintenance Fee.");

     .40% on an annual basis for the first 10 Contract Years and then .55% on an annual basis for the Cost of Insurance, based on the current scale that is not guaranteed (See "Cost of Insurance."); and

     for the first ten Contract Years:

     .20% on an annual basis for distribution expenses (See "Distribution Charge.");

     .25% on an annual basis for premium tax expenses (See "Premium Tax Charge."); and

     .20% on an annual basis for federal tax expense (See "Federal Tax Charge.")

A daily charge is deducted from the Separate Account assets equal to:

     .90% on an annual basis for the mortality and expense risk charge (See "Mortality and Expense Risk Charge.")

Underlying shares of the Portfolios of Variable Investors Series Trust ("VIST") and Federated Insurance Series ("Federated") are purchased at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. The total annual expenses of the Portfolios as a percentage of average net assets for the year ended December 31, 1996 were:


                                                                                       VIST                                Federated
                                    VIST         VIST         VIST         VIST        Small        VIST         VIST        Prime
                       VIST        Growth       Hi. Inc.     Matrix      Multiple       Cap        US Gov.       World       Money
                      Growth      & Income       Bond        Equity       Strat.       Growth       Bond         Equity     Fund II
                      --------------------------------------------------------------------------------------------------------------
Mgmt. Fees ....         .70%         .75%         .70%         .65%         .70%         .85%         .60%         .70%       .55%

Other Operating
Expenses -
After Expense
Reimbursement .         .47%         .50%         .50%         .50%         .50%         .50%         .25%         .50%       .25%
                       ----         ----         ----         ----         ----         ----         ----         ----       ----
Total Annual
Expenses ......        1.17%        1.25%        1.20%        1.15%        1.20%        1.35%         .85%        1.20%       .80%



First Variable Advisory Services Corp. ( "Investment Adviser" ) has agreed through April 1, 1998 to reimburse Variable Investors Series Trust for all operating expenses (exclusive of management fees) in excess of .50% of a Portfolio's average net assets (.25% in the case of the U.S. Government Bond Portfolio). Had the Investment Adviser not reimbursed expenses of the Portfolios, for the year ended December 31, 1996, the VIST Annual Expenses would have been 1.17% for the Growth Portfolio; 2.63% for the Growth & Income Portfolio; 1.99% for the High Income Bond Portfolio; 1.48% for the Matrix Equity Portfolio; 1.32% for the Multiple Strategies Portfolio; 2.38% for the Small Cap Growth Portfolio; 1.66% for the U.S. Government Bond Portfolio; and 1.50% for the World Equity Portfolio. Federated Advisors, the investment adviser for Federated, has voluntarily agreed to waive any portion of its fee and/or reimburse certain operating expenses of Federated in excess of .80% of the Federated Prime Money Fund II Portfolio's average net assets, but can modify or terminate this voluntary agreement at any time at its sole discretion. Had this investment adviser not waived expenses and/or reimbursed expenses of the Federated Prime Money Fund II Portfolio for the year ended December 31, 1996, the annual expenses, as a percentage of the Portfolio's average assets, would have been 1.37%.


The managment fees and other expenses are more fully described in the prospectuses for each of the underlying Funds.

                                   THE COMPANY


First Variable Life Insurance Company ("the Company") is a stock life insurance company which was organized under the laws of the State of Arkansas in 1968. The Company is principally engaged in the annuity business. The Company is licensed in 49 states, the District of Columbia and the U.S. Virgin Islands. The Company is a wholly-owned subsidiary of Irish Life of North America, Inc., ("ILoNA") which in turn is beneficially owned by Irish Life plc ("Irish Life"). ILoNA also owns Interstate Assurance Company ("Interstate") of Des Moines, Iowa. Irish Life was formed in 1939 through a consolidation of a number of Irish and British Life offices transacting business in Ireland. In terms of assets, Irish Life controls over 50% of the Irish domestic life insurance market. As Ireland's leading institutional investor, it owns in excess of 10% of the leading Irish publicly traded stocks. Irish Life, through its international subsidiaries, conducts business in Ireland, the United Kingdom, the United States, and France. As of the end of 1996, the Irish Life consolidated group had in excess of $11 billion in assets. ILoNA is a Delaware corporation, incorporated as Carrig International, Inc. in 1986, which is the holding company of Interstate and the Company.


The Company has an A- (Excellent) rating from A.M. Best, an independent firm that analyzes insurance carriers. This rating is assigned to companies that have a strong ability to meet obligations to policy holders over a long period of time. The Company also has an AA- rating from Standard and Poor's and an AA rating from Duff & Phelps Credit Rating Co. on claims paying ability. The financial strength of the Company may be relevant with respect of the Company's ability to satisfy its Fixed Account obligations under the Contracts.

                              THE SEPARATE ACCOUNT

The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to Arkansas insurance law on March 6, 1987. This account has been designated Separate Account VL (the "Separate Account"). The Company has registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management of the Separate Account or the Company.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.

The Company's obligations arising under the Contracts are general obligations.

The Separate Account meets the definition of a "separate account" under the federal securities laws.

The Separate Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of a selected Fund. Owners bear the complete investment risk for premium payments and Account Value allocated or transferred to a Sub-Account. Account Values fluctuate in accordance with the investment performance of the Sub-Account(s) and reflect the imposition of the fees and charges assessed under a Contract.

                                CONTRACT OPTIONS

Owners of a Contract may allocate premium payments and Account Value to one or more Sub-Accounts of the Separate Account and to the Fixed Account.

Each Sub-Account invests exclusively in a Portfolio of a selected Fund. A brief summary of the Funds and the investment objectives of the currently available Portfolios is set forth below. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds, which are included with this prospectus. The prospectuses for the Funds may describe other portfolios that are not available under a Contract. THERE IS NO ASSURANCE THAT THE AVAILABLE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES. Investors should read this prospectus and the prospectuses for the Funds carefully before investing.

Variable Investors Series Trust


Variable Investors Series Trust ("VIST") is an open-end management investment company that was formed as a series trust to provide funding options for variable life insurance and variable annuity contracts. Effective April 1, 1994, VIST retained First Variable Advisory Services Corp. ("FVAS") to manage its assets. FVAS is a wholly-owned subsidiary of the Company and retains the services of sub-advisers under agreements to manage the assets of the VIST Portfolios. The sub-advisers for the VIST Portfolios currently available under a Contract are: Value Line, Inc. with respect to VIST Growth and VIST Multiple Strategies Portfolios; Warburg, Pincus Counsellors, Inc. with respect to VIST Growth & Income Portfolio; Federated Investment Counseling with respect to VIST High Income Bond Portfolio; Pilgrim Baxter & Associates, Ltd. with respect to VIST Small Cap Growth Portfolio; State Street Bank and Trust Company with respect to VIST Matrix Equity Portfolio; Strong Capital Management, Inc. with respect to VIST U.S. Government Bond Portfolio; and Keystone Investment Management Company with respect to VIST World Equity Portfolio.


Each Portfolio has a distinct investment objective and policy. The investment objectives of the Portfolios available under a Contract are:


VIST Growth. The investment objective of this Portfolio is capital growth, which it seeks to achieve through a policy of investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stock. The secondary objective is current income, when consistent with its primary objective. Prior to May 1, 1997, this Portfolio was known as the "VIST Common Stock Portfolio."

VIST Growth & Income. The investment objectives of this Portfolio are to provide current income and growth of capital. The Portfolio seeks to achieve its objectives by investing in equity securities, fixed income securities and money market instruments. The portion of the Portfolio invested at any given time in each of these asset classes will vary depending on market conditions, and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income derived from the Portfolio will fluctuate depending on the composition of the Portfolio's holdings and will tend to be lower when a higher portion of the Portfolio is invested in equity securities. The Portfolio may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.


VIST High Income Bond. The investment objective of this Portfolio is to obtain as high a level of current income as is believed to be consistent with prudent investment management. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objectives by investing primarily in fixed income securities rated lower than A. Many of the high yield securities in which the Portfolio may invest are commonly referred to as "junk bonds." For special risks involved with investing in such securities (including among others, risk of default and illiquidity), see "Investment Objectives and Policies of the Portfolios -- High Income Bond Portfolio" in the VIST prospectus.


VIST Matrix Equity. The investment objective of this Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Sector weights are normally maintained at a similar level to that of the S&P 500 Index. The Portfolio will invest at least 65% of its total assets n equity securities. (Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and had different policies, but maintained the same investment objective.)


VIST Multiple Strategies. The investment objective of this Portfolio is to seek as high a level of total return over an extended period of time as is considered consistent with prudent investment risk by investing in equity securities, bonds, and money market instruments in varying proportions.


VIST Small Cap Growth. The investment objective of this Portfolio is to seek capital appreciation. The Portfolio will invest, under normal conditions, at least 65% of its total assets in securities of companies with small capitalization (market capitalization or annual revenues under $1 billion at the time of purchase). Prior to May 1, 1997, this Portfolio was known as the "Small Cap Portfolio."

VIST U.S. Government Bond. The investment objective of this Portfolio is to seek current income and preservation of capital through investment primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, authorities, or instrumentalities.

VIST World Equity. The investment objective of this Portfolio is to maximize long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located in countries around the world, including the United States. See "Foreign Investments" under "Policies and Techniques Applicable to all Portfolios" in the VIST prospectus for a discussion of the risks involved in investing in foreign securities.

Federated Insurance Series

Federated Insurance Series ("FIS") is an open-end investment management company that was formed as a series trust to provide funding options for variable life insurance and variable annuity contracts. Pursuant to an investment advisory contract, investment decisions for FIS are made by Federated Advisers, an affiliate of Federated Investment Counseling. Federated Securities Corp. is the principal distributor for shares of FIS Prime Money Fund Portfolio.

FIS Prime Money Fund II. The investment objective of the Portfolio is to provide current income consistent with stability of principal and liquidity. The Portfolio pursues its investment objective by investing exclusively in money market instruments maturing in 397 days or less. An investment in the FIS Prime Money Fund II Portfolio is neither insured nor guaranteed by the U.S. Government.

Fixed Account Option

This Prospectus is generally intended to describe the Contract and Separate Account. Because of certain exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the Fixed Account.

The Company guarantees that it will credit interest to Account Values in the Fixed Account at a minimum rate of 3% per year. Additional amounts of "current" interest may be credited by the Company in its sole discretion. Additional premium payments allocated to the Fixed Account may receive a different current interest rate than the current interest rate credited to amounts transferred from the Separate Account. Account Values existing in the Fixed Account may receive a different current interest rate than the current interest rate(s) credited on additional premium payment allocations and Separate Account transfers. The Company determines current interest rates in advance, and credits interest daily to Fixed Account value.

Transfers Among Contract Options


An Owner may transfer Account Value among Contract Options up to 12 times each Contract Year without a Transfer Fee, prior to the election of an optional annuity payment option by making a written request to the Variable Service Center, or by telephone. (See "Telephone Transactions."). After that, a Transfer Fee of $10 is deducted for each transfer. Systematic transfers of Account Value approved by the Company are not taken into account in determining any Transfer Fee. (See "Systematic Transfers" below and "Charges and Deductions -- Transfer Fee.")


Prior to the Maturity Date, Account Value to be transferred from the Fixed Account to other Contract Options in any Contract Year may only be requested within 30 days of the Contract Anniversary and may not exceed: for transfers during the first Contract Year, 25% of the Fixed Account Value on the Contract Date; or for transfers after the first Contract Year, the greater of 25% of the Fixed Account Value on the immediately preceding Contract Anniversary or 100% of the Fixed Account Value transferred to other Contract Options during the immediately preceding Contract Year.

Under an optional annuity payment option, the Owner may make a transfer from one or more Sub-Accounts to other Sub-Accounts or to the Fixed Account only once each Contract Year and no transfers will be permitted from the Fixed Account to the Separate Account. Amounts transferred from a Sub-Account to the Fixed Account are subject to certain procedures set out in the Contract.

General Requirements. All transfers are subject to the following:

If applicable, the Transfer Fee will be deducted from Account Value remaining in the Sub-Account or Fixed Account from which the transfer is made. However, if the entire interest in a Sub-Account or the Fixed Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.

The minimum amount which may be transferred is the lesser of (a) $1,000; or (b) the Owner's entire interest in the applicable Sub-Account or Fixed Account.

Any transfer instruction must clearly specify the amount which is to be transferred and the Contract Options which are to be affected.

The Company reserves the right at any time and without prior notice to any party to modify, suspend or terminate the transfer privileges including, but not limited to, the description in "Suspension of Payments and Transfers."


All Sub-Account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when the Company receives the transfer request at its Variable Service Center. (See "Telephone Transactions.")





Systematic Transfers - Dollar Cost Averaging. The Company permits systematic transfers, such as dollar cost averaging, that an Owner may elect by written request or by telephone. (See "Telephone Tranasactions.") Through systematic transfers, designated amounts are transferred each month or quarter from a selected Contract Option to other pre-selected Contract Options. The dollar cost averaging program permits transfers from the Prime Money Fund Sub-Account or the Fixed Account to other Sub-Account(s) on a regular scheduled basis. Through use of systematic transfers, instead of transfers of the total Account Value at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Systematic transfers prevent investing too much when the price of shares is high and too little when the price of shares is low. However, since systematic transfers, such as dollar cost averaging involve continuous investment regardless of fluctuating price levels, the purchaser should consider his ability to continue purchases through periods of low price levels. The minimum amount which may be transferred at any time is $250. The Company may require a minimum amount of Account Value before permitting systematic transfers. The amount required for dollar cost averaging from the Prime Money Fund Sub-Account or from the Fixed Account is $6,000.


All systematic transfers are made on the same day of each month or quarter (or the next Business Day if the same day of the month or quarter is not a Business Day.) If the Owner is participating in the dollar cost averaging program, the transfers are not taken into account in determining any Transfer Fee.

Asset Rebalancing Program. The Company administers an asset rebalancing program that an Owner may elect by written request to the Company at its Variable Service Center. The asset rebalancing program enables the Owner to indicate to the Company the percentage levels of Account Value he or she would like to maintain in particular Sub-Accounts. On the last Business Day of each Contract Quarter, the Account Value will be automatically rebalanced to maintain the indicated percentages by transfers among the Sub-Accounts. All Account Value allocated to the Sub-Accounts must be included in the asset rebalancing program. Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work in concert with the asset rebalancing program. Therefore, Owners should monitor their use of these programs and other transfers or withdrawals while the asset rebalancing program is being used.

Restrictions on Transfers. Programmed or other frequent requests to transfer among Contract Options by, or on behalf of, an Owner may have a detrimental effect on the Fund share values held in the Separate Account. The Company may therefore limit the number of permitted transfers in any Contract Year, or refuse to honor any transfer request for an Owner or a group of Owners if it is informed that the purchase or redemption of shares of one or more of the Portfolios is to be restricted because of excessive trading, or if a specific transfer or group of transfers is deemed to have a detrimental effect on AUV or Portfolio share prices.

The Company may also at any time suspend or cancel its acceptance of third party authorizations on behalf of an Owner; or restrict the Contract Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. The restrictions will not be imposed, however, if the Company is given satisfactory evidence that: (a) the third party has been appointed by the Owner to act on the Owner's behalf for all financial affairs; or (b) the third party has been appointed by a court of competent jurisdiction to act on the Owner's behalf.

Automatic Transfers of Small Accounts. The Company reserves the right, subject to any applicable law, to transfer Contract Value from any Contract Option if less than $250, to the Contract Option with the highest Contract Value. (See "The Contract--Minimum Value Contract Requirements.")

Changes in Contract Options

New Sub-Accounts may be established and additional portfolios or mutual funds may be made available by the Company when, in its sole discretion, it determines that conditions so warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company. Each additional Sub-Account will purchase shares in another portfolio of a Fund, or in another mutual fund or investment vehicle.

The Company does not guarantee that continued purchase of Portfolio shares will remain appropriate in view of the purposes of the Separate Account. If shares of a Portfolio are no longer available for investment by the Separate Account or if, in the judgment of the Company, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another portfolio, or mutual fund for shares already purchased or to be purchased in the future. The Company also may, in its discretion, remove Portfolios for transfers or new investments. No substitution of securities may take place without prior approval of the SEC and under the requirements it may impose.

Mixed and Shared Funding

Shares of VIST and FIS Prime Money Fund II are sold to the Company for allocation to the Separate Account in connection with the Contracts, and for allocation to other separate accounts funding variable annuity contracts and other variable life insurance contracts issued, or to be issued, by the Company. Shares of VIST and FIS Prime Money Fund II may also be sold to other insurance companies, either affiliated or unaffiliated with the Company, for the same purpose. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in one or more of the VIST Portfolios or FIS Prime Money Fund II simultaneously if the interests of variable life insurance and variable annuity contract owners differ. The boards of trustees of VIST and FIS Prime Money Fund II and the participating insurance companies intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response.

                              CHARGES AND EXPENSES

Various charges and deductions are made from the Account Value and the Separate Account. These are:

Monthly Deductions

On the first day of each Contract month, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract.

Generally, this monthly deduction will be made by subtracting values from the Fixed Account and/or canceling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Contract Option bears to the total Account Value for a Contract. The amount of the monthly deduction will vary from month to month. If the Account Value is not sufficient to cover the monthly deduction which is due, the Contract may lapse. (See

"Lapse and Reinstatement.") The monthly deductions are comprised of the following charges:

Administrative Charge

The Company makes a monthly deduction for an Administrative Charge. This charge is equal to an annual rate of 0.40% multiplied by the account value. This charge, together with the Maintenance Fee (see below), reimburses the Company for its expenses for items such as the cost of processing Contract transactions, issuing Owner statements and reports, and record keeping, as well as legal, actuarial, systems, mailing and other overhead costs connected with the Company's variable life insurance operations. The Administrative Charge has been designed to cover actual costs and is not intended to produce a profit.

Maintenance Fee

The Company will make a deduction of $2.50 from any Contract with less than $100,000 in Account Value to cover charges and expenses incurred in connection with the Contract.

The Administrative Charge and Maintenance Fee are to reimburse the Company for expenses related to issuance and maintenance of the Contracts. The Company does notintend to profit from these charges.

Distribution Charge

During the first 10 Contract Years, the Company makes a monthly deduction to compensate for a portion of the sales expenses which are incurred by the Company with respect to the Contracts. This charge is equal to an annual rate of 0.20% multiplied by the Account Value. The Company will monitor distribution charges, federal tax charges and the sales charge portion of the Withdrawal Charges deducted under a Contract to ensure that the sum of these charges will never exceed 9% of the premium payments made under the Contract.

Premium Tax Charge

During the first 10 Contract Years, the Company makes a monthly deduction to offset the average premium tax the Company is expected to pay to various states and local jurisdictions but will not necessarily equal the premium taxes paid by the Company with respect to a particular Contract. This charge is equal to an annual rate of 0.25% multiplied by the Account Value. The Company expects to pay an average premium tax of approximately $2,500 on $100,000 of premiums for all states, although such tax rates can generally range from 0% to 4%. The Company does not intend to profit from these charges.

Federal Tax Charge

During the first 10 Contract Years, the Company makes a monthly deduction to compensate the Company for the increase in federal tax liability from the application of Section 848 of the Code. This charge is equal to an annual rate of 0.20% multiplied by the Account Value as of each Monthly Anniversary. The Company currently treats this federal tax charge as if it were a sales load for purposes of determining compliance with maximum sales loads permitted under SEC rules.

Cost of Insurance

The Company will make a monthly deduction for the cost of providing life insurance coverage for the Insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the Contract, calculated, for standard issues, using the 1980 Commissioner's Standard Ordinary Mortality tables, Age Last Birthday ("1980 CSO"). The maximum cost of insurance charge for substandard issues are based on multiples or additives to the guaranteed standard rates established by the 1980 CSO. These mortality tables are sex distinct and the guaranteed cost of insurance charge may vary by the attained age, sex and underwriting class of the Insured.

Currently, a cost of insurance charge is taken that is less than the maximum cost of insurance charge where an Insured is determined by the Company to be a standard nonsmoker underwriting risk. This monthly charge is equal to an annual rate of 0.40% of Account Value and is not guaranteed. For Contract Years 11 and later, this monthly charge is anticipated to be increased to an annual rate of 0.55% of Account Value.

Daily Deductions

Each Business Day, the Company will deduct charges which are equal to a percentage of the daily net assets in each Sub-Account of the Separate Account for this class of Contract. The daily charges are comprised of the following charges:

Mortality and Expense Risk Charge

The Company makes a daily deduction for the Mortality and Expense Risk Charge, which is equal to 0.90%, on an annual basis, of the daily net assets in each Sub-Account. The mortality risk assumed under the Contract is that the Insured may live for shorter periods of time than the Company estimated when it guaranteed the maximum level of insurance charges in the Contract. The expense risk assumed is that the actual expenses incurred in issuing and administrating the Contracts may be greater than the Company estimated when it guaranteed the maximum level of insurance charges in the Contract. In addition, the Company assumes risks associated with the nonrecovery of Contract issue, underwriting and other administrative expenses due to Contracts which lapse or are surrendered during the early Contract Years.

If any amount collected by the Company from the mortality and expense risk charge is not needed to cover Death Benefits and expenses, it will be contributed to the Company's general account. Conversely, if the amount collected is insufficient, the Company will make up the deficiency.

Transfer Fee

If more than 12 transfers have been made in a Contract Year, the Company will deduct a Transfer Fee of $10 per transfer. Systematic transfers of Account Value approved by the Company are not taken into account in determining any Transfer Fee. (See "Systematic Transfers - Dollar Cost Averaging.") The charge is taken pro rata from the Account Value in each Contract Option prior to a transfer and, with respect to Sub-Accounts, will result in the cancellation of Accumulation Units credited to the Contract.

Withdrawal Charges

Withdrawal Charges may be assessed if a Contract is surrendered, or if a withdrawal of Account Value is made during the first nine Contract Years. The Withdrawal Charges consist of two separate charges: a sales charge and an unreimbursed premium tax charge.

Withdrawals of Account Value reduce the Death Benefit proportionately. (See "Withdrawals.")

The Withdrawal Charges are calculated by separately multiplying the applicable percentage shown in the tables below for the sales charge and the unreimbursed premium tax charge by the premium deemed surrendered, withdrawn or applied to an optional annuity payment option and totaling the results. The Withdrawal Charges will vary depending on the number of Contract Years that have elapsed since the Contract Date. An additional premium payment during this period will result in a new level of Withdrawal Charges based on that payment. The level of the additional Withdrawal Charge will be determined by reference to the Contract Date, and will not apply beyond the tenth Policy Year. Premium payments are deemed withdrawn in the order in which they are received by the Company. The amount deducted from the Account Value will be determined by subtracting values from the Fixed Account and/or canceling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Account Value, unless another method is requested and the Company approves the request.

Application of the Withdrawal Charges. No Withdrawal Charges will be assessed upon any withdrawal during Contract Years 2 through 9 unless the amount withdrawn exceeds the Free Withdrawal Amount for that year. The annual Free Withdrawal Amount is an amount equal to 15% of the premium paid and not previously withdrawn or loaned during that Contract Year. These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges. The Withdrawal Charges will apply to the amount withdrawn or surrendered in any Contract Year that exceeds 15% of premium payments. The unused portion of the Free Withdrawal Amount for one Contract Year will not be carried over to the next Contract Year. The Free Withdrawal Amount is not available on withdrawal requests that fail to meet the minimum remaining Account Value requirements for a partial withdrawal. (See "Partial Withdrawals.")


Waiver of Withdrawal Charges. The Company will waive the Withdrawal Charges:

o after the first Contract Year and subject to state availability, if the Insured or the Insured's spouse is confined in an approved nursing home for 90 days;

o    if any Death Benefits are paid; or

o if the Account Value is applied after five Contract Years to an optional annuity payment option. (See "Optional Annuity Payment Options.")


To qualify for a waiver of the Withdrawal Charges based upon confinement in a qualified nursing home, the Insured or the Insured's spouse must never have been confined in a qualifying nursing home on or before the date the application for the Contract was signed. The Company may require evidence satisfactory to it for any of these conditions. Owners should review their Contract carefully for a complete description of these waivers.

Sales Charge

The sales charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts.

The sales charges and distribution charges under the Contracts in any year are not necessarily related to the Company's actual sales expenses for that year. The Company expects that total revenues from the sales charges and distribution charges will fall short of its total distribution expenses, and the excess will be recovered from the Company's surplus and other revenues, including any potential profit realized which may arise from the mortality and expense risk charge.

The sales charge percentages against premiums are:

                       Contract Years Since Contract Date

              1      2      3       4      5      6     7       8      9     10+
Sales
Charge       7.5%   7.5%   7.25%   6.5%   5.75%   5%   4.25%   3.5%   2.75%   0%


Unreimbursed Premium Tax Charge

The unreimbursed premium tax charge is to recover a portion of the premium tax the Company has paid to any state or other government entity.

The unreimbursed premium tax percentages against premiums are:

                       Contract Years Since Contract Date

              1      2      3       4      5      6     7       8      9     10+
Premium
  Tax
Recovery     2.25%   2%    1.75%   1.5%   1.25%   1%   0.75%   0.5%   0.25%   0%


Other Charges and Expenses

Fund Expenses. Underlying shares of the Portfolios of Variable Investors Series Trust ("VIST") and Federated Insurance Series ("FIS") are purchased at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. The total annual expenses of the Portfolios as a percentage of average net assets for the year ended December 31, 1996 were:

                                                 Other Operating
                                     Management  Expenses (After  Total Annual
     Portfolio                          Fees     Reimbursement)     Expenses
     ---------                          ----     --------------     --------
VIST Common Stock                       .70%          .47%           1.17%
VIST Growth & Income                    .75%          .50%           1.25%
VIST High Income Bond                   .70%          .50%           1.20%
VIST Multiple Strategies                .70%          .50%           1.20%
VIST Small Cap                          .85%          .50%           1.35%
VIST Tilt Utility                       .65%          .50%           1.15%
VIST U.S. Government Bond               .60%          .25%            .85%
VIST World Equity                       .70%          .50%           1.20%
Federated Prime Money Fund II           .55%          .25%            .80%

First Variable Advisory Services Corp., the investment adviser to VIST, has agreed through April 1, 1997 to reimburse VIST for operating expenses (exclusive of management fees) in excess of .50% of a VIST Portfolio's average net assets (.25% in the case of the VIST U.S. Government Bond Portfolio). Had this investment adviser not reimbursed expenses of the VIST Portfolios, for the year ended December 31, 1996, the VIST annual expenses, as a percentage of the Portfolio's average assets, were 1.17% for the VIST Common Stock Portfolio; 1.99% for the VIST High Income Bond Portfolio; 1.32% for the VIST Multiple Strategies Portfolio; 1.48% for the VIST Tilt Utility Portfolio; 1.66% for the VIST U.S. Government Bond Portfolio; 2.38% for the Small Cap Portfolio; 2.63% for the Growth & Income Portfolio; and 1.50% for the VIST World Equity Portfolio. Federated Advisors, the investment adviser for FIS has voluntarily agreed to waive any portion of its fee and/or reimburse certain operating expenses of FIS in excess of .80% of the FIS Prime Money Fund II Portfolio's average net assets, but can modify or terminate this voluntary agreement at any time at its sole discretion. Had this investment adviser not waived expenses and/or reimbursed expenses of the FIS Prime Money Fund II Portfolio for the year ended December 31, 1996, the annual expenses, as a percentage of the Portfolio's average assets, were 1.37%.

The management fees and other expenses are more fully described in the prospectuses for each of the underlying Funds.

Income Taxes. While the Company is not currently reducing Account Value for federal income taxes of the Separate Account, the Company reserves the right to do so if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will make deductions for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a Company reserve for taxes and whether or not it was sufficient.

The Company will make deductions for any withholding taxes required by applicable law when amounts are distributed from a Contract. (See "Tax Withholding.")

Special Service Fees. The Company may charge Owners for special services, such as additional reports, and dollar cost averaging. As of the date of this prospectus, it does not charge for these special services.

Elimination or Reduction of Charges and Expenses. The charges and expenses on a Contract may be reduced or eliminated, in whole or in part, when sales of Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales or administration expenses. Any reduction will be determined by the Company after examination of relevant factors such as:

o the size and type of group to which sales are to be made, because expenses for a larger group are generally less than for a smaller group since large numbers of Contracts may be implemented and administered;

o the total amount of premium payments to be received, because expenses are likely to be less on larger premium payments than on smaller ones;

o any prior or existing relationship with the Company, because of the likelihood of implementing the Contract with fewer contacts; and other circumstances, of which the Company is not presently aware, which could result in reduced expenses.

Charges may also be eliminated when a Contract is issued to an officer, director, employee or agent of the Company or any of its affiliates. In no event will reductions or elimination of the charges be permitted where reductions or elimination will be unfairly discriminatory to any person.

Group and Sponsored Arrangements. Group arrangements include those in which a trustee, employer, an association or similar entity purchases individual Contracts covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Contracts to its employees or members on an individual basis.

The United States Supreme Court has held that certain insurance contracts providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, the Company may offer Contracts for use in connection with certain employee benefit programs where the cost of insurance does not vary with the sex of the insured. The Company recommends that any employer proposing to offer the Contracts to employees under a group or sponsored arrangement consult its attorney before doing so.

                                  THE CONTRACT

Application and Issuance of a Contract

An application must be submitted to the Company at its Variable Service Center by anyone wishing to purchase a Contract. If a premium payment is made with the application, the Contract Date will be the later of the date the Company approves the application or the date of receipt of the premium payment. Only one premium payment may be made before the Contract is issued. Applicants between the ages of 0 and 80 are eligible for simplified underwriting without a medical examination under the Company's current underwriting rules, which are subject to change. The Company will review an application under its underwriting rules, and may request additional information or reject an application.




If a Contract is issued, monthly Contract charges will begin as of the Contract Date, even if the Contract's issuance was delayed due to underwriting requirements. If the Company declines an application, it will refund the premium payment made.

If the premium is paid upon delivery of the Contract, the Contract will have a Contract Date which is generally five days after issue. Monthly Contract charges will begin on the Contract Date. Insurance coverage under the Contract will begin upon receipt of the premium.

Under limited circumstances, the Company may backdate a Contract, upon request, by assigning a Contract Date earlier than the date the application is signed. Backdating may be desirable, for example, so that the Cost of Insurance rate for the initial Death Benefit amount is lower, based on the Insured's insurance age.

Free Look Right. An Owner has the right to review a Contract during an initial inspection period specified in the Contract and, if dissatisfied, to return it to the Company or to the agent through whom it was purchased. When the Contract is returned to the Company during the permitted period, it will be voided as if it had never been in force. The Company will ordinarily refund the Account Value (which may be greater or less than the premium payments received) on a Contract returned during the permitted period, unless a different amount is required by state law. The "free look" period is typically 10 days, and may be greater depending on state requirements.

Premiums

The Contracts are designed for a large single premium to be paid by the Owner on or before the Contract Date. Generally, the minimum initial premium the Company requires for a Contract is $10,000. The initial premium is used to determine the initial Death Benefit under the Contract (See "Death Benefits.")

The Contract is primarily intended to be a single premium Contract with a limited ability to make additional premium payments. Additional premium payments under the Contract are permitted under the following circumstances:

     (a.) an additional premium payment is required to keep the Contract in force (See "Lapse and Reinstatement"); or

     (b.) an additional premium is paid equal to the lesser of (i) $5,000; or
     (ii) 5% of the initial premium.

Payment of additional premiums may increase the Death Benefit.However, the Company reserves the right to require satisfactory evidence of insurability before accepting an additional premium payment in excess of the lesser of (a) $5,000 or (b) 5% of the initial premium. The Company may require that any Contract loans be repaid prior to accepting any additional premium payments.

The Company will not accept any additional premium payment which would result in the total premiums paid exceeding the premium limitation prescribed by Internal Revenue Service to qualify the Contract as a life insurance contract.

Allocation of Premiums

Premium payments are allocated to the appropriate Sub-Account(s) within the Separate Account that invest in the selected Portfolio(s), or to the Fixed Account, in accordance with an Owner's instructions. For each Sub-Account, premium payments are converted to Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the amount allocated to the Sub-Account by the value of the applicable Accumulation Unit as of the Valuation Period during which the premium payment is allocated to the Sub-Account. Premium payments allocated to the Fixed Account are credited in dollars.

Premium payments are generally allocated to the Sub-Accounts or the Fixed Account as of the later of the Contract Date or the date the premium is received.

Delayed Investment Start Date. Initial premium payments are allocated to the Sub-Accounts or to the Fixed Account as selected by the Owner. On the date of this Prospectus, the Company does not delay investment start dates and will allocate premium payments to the selected Contract Options upon issuance of a Contract. The Company reserves the right, however, to allocate initial premium payments to the Prime Money Fund II Sub-Account for an investment delay period before they will be invested (together with any investment gain) in any other Sub-Account(s) designated by the Owner. If the Company elects to delay such initial investments in Sub-Accounts, the delay would apply where a Contract is issued subject to a requirement that premium payments be refunded upon the exercise of a "free look" right. Allocation to the Sub-Account(s) designated by the Owner would be made at the end of the "free look" inspection period. The investment delay period would be measured from the date a Contract is issued from the Variable Service Center and would include up to 5 extra days in addition to the applicable "free look" inspection period to provide time for mail or other delivery of the Contract to the Owner.

Should the Company elect to delay investment start dates, it will so advise prospective investors in a Contract.


Telephone Transactions

An Owner may initiate various transactions by telephone. The Variable Service Center (1-800-845-0689) is available for telephone transfers of Account Value, notification of change of address, change of premium allocations among Policy Options, partial withdrawal requests and policy loans.

The Company's automated information line (1-800-59-FUNDS) is available for current information on Accumulation Unit Values, current Account Value, and for telephone transfers of Account Value.

If there are joint owners of a Policy, unless the Company is informed to the contrary, instructions will be accepted from either one of the joint owners. Requests for transfers or reallocations by telephone will be automatically permitted. The Company will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company to be genuine will be the Owner's responsibility, including losses arising from any errors in the communication of instructions. As a result of this, the Owner will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to dishonored or fraudulent instructions.


                          CONTRACT VALUES AND BENEFITS

Death Benefit

When an application for a Contract is approved, the Company determines the Face Amount of insurance and then issues a Contract. The Death Benefit on the Contract Date is the Face Amount, and any additional benefit riders elected. The Death Benefit will never be less than the Face Amount. The Death Benefit may be adjusted as a result of additional premium payments, an increase or decrease in Account Value, or in the event of Withdrawals.

Upon receipt of proof of death of the Insured, the Company will pay the Death Benefit Proceeds to the Beneficiary. The Owner or the Beneficiary may elect that the Death Benefit Proceeds be paid in a single sum, in the form of a fixed annuity, or that they be retained by the Company in its general account. Amounts retained by the Company will be credited with interest at an annual rate of not less than 3%. The amount of the Death Benefit is determined on the date the Company receives proof of the Insured's death and will be the greater of (a) the Face Amount or (b) the Account Value times the death benefit factor from the following table:


                Percentage of                    Percentage of                    Percentage of
Attained Age    Account Value    Attained Age    Account Value    Attained Age    Account Value
     35              250              57              142              79              105
     36              250              58              138              80              105
     37              250              59              134              81              105
     38              250              60              130              82              105
     39              250              61              128              83              105
     40              250              62              126              84              105
     41              243              63              124              85              105
     42              236              64              122              86              105
     43              229              65              120              87              105
     44              222              66              119              88              105
     45              215              67              118              89              105
     46              209              68              117              90              105
     47              203              69              116              91              104
     48              197              70              115              92              103
     49              191              71              113              93              102
     50              185              72              111              94              101
     51              178              73              109              95              100
     52              171              74              107              96              100
     53              164              75              105              97              100
     54              157              76              105              98              100
     55              150              77              105              99              100
     56              146              78              105


Face Amount and Guidleine Single Premium - The Face Amount on the Contract Date is determined by treating the initial premium as a "guideline single premium." The "guideline single premium" is an amount necessary to keep the Contract in force until the Maturity Date, using guaranteed mortality and expense charges, and the calculations required by the Code for a life insurance contract under the guideline premium test. The "guideline single premium" will vary by attained age, sex and underwriting risk class. This will generally result in the same initial premium providing a Face Amount that is higher for non-smokers than smokers, and a higher Face Amount for females than for males.

Face Amount and Additional Premium Payments - Additional premium payments may result in an increase in the Face Amount of insurance coverage. If necessary, the Company will increase the Face Amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under section 7702 of the Code.

Adjustments to the Death Benefit Proceeds. The Death Benefit Proceeds actually paid to the beneficiary are equal to the Death Benefit reduced by any outstanding loan and accrued loan interest. The Death Benefit Proceeds will be increased by any other rider benefits payable.

Additional Benefits by Rider

The Company may in the future permit Owners to purchase additional benefits provided by rider to the Contract, subject to the Company's underwriting and issuance standards. These additional benefits may increase the monthly cost of insurance charge.

Acceleration of Death Benefit Rider


Subject to state availability, an accelerated death benefit rider is included in a Contract. This rider permits an Owneer to receive an advance of 50% of the Death Benefit, less any indebtedness, up to a maximum of $50,000. The advance is payable when the Insured has been diagonosed as having a terminal illness with a life expectancy of 12 months or less.

Amounts advanced under the rider generally will be considered death benefit for income tax purposes. (See "Federal Tax Status - Life Insurance and Modified Endowment Contract Definitions.")


Determination of Account Value

Account Value and Cash Surrender Value. The Account Value under a Contract includes its value in the Separate Account, in the Fixed Account and, if there is any Indebtedness, in the Loan Account. The Account Value reflects premiums, the Net Investment Experience of the Contract's Sub-Accounts, interest credited on its Account Value in the Fixed Account and on amounts held in the Loan Account, amounts deducted for Contract charges or any Withdrawal Charges that apply to an Owner request to reduce the Face Amount and amounts withdrawn or surrendered.

The Contract's Cash Surrender Value is the amount the Owner will receive upon surrender of the Contract. The Cash Surrender Value is the Account Value reduced by any outstanding Contract loan (and accrued interest) and by any applicable Withdrawal Charges. (See "Preferred and Non-Preferred Loans" and "Withdrawal Charges.")

The Contract's Cash Surrender Value in the Separate Account may increase or decrease daily depending on the Net Investment Experience of the Contract's Sub-Accounts. Unfavorable investment experience can reduce the Cash Surrender Value to zero. Because there is no guaranteed minimum Account Value in the Separate Account, the Owner bears the entire investment risk with respect to the Account Value allocated to the Separate Account.

Net Investment Experience. The Net Investment Experience of the Contract's Sub-Accounts will affect the Contract's Account Value and, in some circumstances, the Death Benefit. The Net Investment Experience of the Sub-Accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A Sub-Account's Net Investment Experience for any period reflects the investment experience of the underlying Portfolio shares for the same period, reduced by the charges against the Sub-Account for that period. (Currently the Sub-Accounts are charged only for the Company's mortality and expense risk and administrative expenses, but in the future the Company may impose a charge against the Sub-Accounts for taxes if appropriate. See "Charges and Expenses" and "Taxation of the Company and the Separate Account.")

The investment experience of Portfolio shares for any period is the increase or decrease in their net asset value for the period invested reduced by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Portfolio shares are reinvested in additional shares of the Fund and affect subsequent investment experience.

Owners who allocate Account Value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, the Company guarantees that Account Values in the Fixed Account will earn interest at an effective annual rate of at least 3.0%. The Company may from time to time credit interest at a higher rate than 3.0%, but it is under no obligation to do so. The Company declares the current interest rate for the Fixed Account periodically. Account Values that are in the Fixed Account will earn interest daily.

Preferred and Non-Preferred Loans


The Owner may borrow all or part of the Contract's "loan value" at any time after the free look period. The Company will usually make the loan within seven days of the date when a loan request is received in writingor by telephone at the Variable Service Center. (See "Telephone Transactions.")


The maximum amount available for a loan is equal to 90% of the Account Value less the sum of Withdrawal Charges and Indebtedness. A loan reduces the Contract's Account Value in the Sub-Accounts and the Fixed Account by the amount of the loan. The amount taken from the Contract's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the Death Benefit and Account Value of the Contract can be permanently affected by a loan, even if it is repaid. In addition, any proceeds payable under a Contract are reduced by the amount of any outstanding loan plus accrued interest. Because the Contract will generally be considered a `modified endowment contract' for federal income tax purposes, a loan may be subject to adverse tax consequences. (See "Federal Tax Status - Income Tax Treatment of Contract Benefits.")

A loan repayment increases the Account Value in the Sub-Accounts and the Fixed Account by the amount of the repayment. Unless the Owner requests otherwise, loans and loan repayments are attributed to the Sub-Accounts and the Fixed Account in proportion to the Account Value in each.

If a loan plus accrued interest exceeds the Contract's Account Value less the Withdrawal Charges on the next loan interest due date (or, if greater, on the date the calculation is made), the Company will notify the Owner that the Contract is going to terminate. The Contract will terminate without value 61 days after the notice is mailed unless the excess amount is paid to the Company within that time.

The interest rate charged on loans is 5% per year and is due on each Contract Anniversary. If not paid, the interest accrued on the loan is added to the loan. An amount equal to the unpaid interest is deducted from the Contract's Account Value in the Sub-Accounts and the Fixed Account and transferred to the Loan Account.

Preferred Loan Amounts. A preferred loan amount is determined on the Contract Date and on the first Business Day of each Contract month. It is equal to the excess of Account Value over the total premiums paid.

Surrenders and Partial Withdrawals


Surrenders. The Owner may surrender a Contract for its Cash Surrender Value at any time while the Insured is living by a signed written request conforming to the Company's administrative procedures. The Cash Surrender Value of the surrendered Contract will be determined as of the Business Day when a surrender request is received at the Company's Variable Service Center. The Cash Surrender Value equals the Account Value reduced by any Contract loans and accrued interest and by any applicable Withdrawal Charges. (See "Withdrawal Charges.") The Owner may elect in writing to have all or may elect in writing or by telephone to have part of the Cash Surrender Value applied to an optional annuity payment option. (See "Optional Annuity Payment Options" and "Telephone Transactions.")

Partial Withdrawal. The Owner may request in writing or by telephone a partial withdrawal under the Contract to receive a portion of its Cash Surrender Value. (See "Telephone Transactions.") A partial withdrawal will cause a proportionate reduction in the Contract's Account Value and Death Benefit. No partial withdrawal may reduce the Death Benefit below that required to qualify the Contract as life insurance or below the Contract's Face Amount, except with The Company's consent.

Any Withdrawal Charges that apply to a partial withdrawal will be deducted pro rata from the Contract's Account Value in the Sub-Accounts and the Fixed Account. The Surrender Charge applied will reduce any remaining Withdrawal Charges under the Owner's Contract.

Tax Impact of Modified Endowment Contract Status. Because the Contract will generally be considered a "modified endowment contract" for federal income tax purposes, a surrender or partial withdrawal may be subject to adverse tax consequences. (See "Federal Tax Status - Income Tax Treatment of Contract Benefits.")

Maturity Proceeds

If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to the Company, the Company will pay the Owner the Cash Surrender Value. In such case, the Contract will terminate and the Company will have no further obligations under the Contract.

Lapse and Reinstatement

If the Cash Surrender Value in the Contract is insufficient to pay the monthly deductions, loan interest, or other charges which become due but are unpaid, a grace period of 61 days will be allowed for payment of sufficient premium to continue the Contract in force. The Company will notify the Owner of the amount required to continue the Contract in force. If the required premium amount is not received within 61 days of the notice, the Contract will terminate without value. If the Insured dies during the grace period, the Company will pay the Death Benefit Proceeds.

If the grace period ends and the Owner has neither paid the required premium nor surrendered the Contract for its Cash Surrender Value, the Owner may reinstate the Contract by (a) submitting a written request at any time within three years after the end of the grace period and prior to the Maturity Date; (b) providing evidence of insurability satisfactory to the Company; (c) paying a sufficient premium to cover all charges that were due and unpaid during the grace period;
(d) paying an additional premium at least three times the guaranteed monthly cost of insurance charge under the Contract and all other applicable charges; and (e) repaying any indebtedness against the Contract that existed at the end of the grace period.

Payment of Proceeds

The Company ordinarily will pay any Cash Surrender Value, Contract loan value or Death Benefit Proceeds from the Sub-Accounts within seven days after receipt by the Variable Service Center of a request, or proof of death of the Insured in a form satisfactory to the Company. However, the Company may delay payment or transfers from the Sub-Accounts. (See "Suspension of Payments and Transfers.") The Company may also delay payment if it considers it necessary to contest the Contract. The Company will pay interest on the Death Benefit Proceeds from the date they become payable to the date they are paid in one sum or, if an optional annuity payment option was selected, to the effective date of the option. (See "Optional Annuity Payment Options.")

Tax Withholding

All distributions or portions thereof which are includable in the gross income of the Owner are subject to federal income tax withholding. The Company will withhold federal taxes at the rate of 10% from each distribution. However, the Owner may elect not to have taxes withheld or to have taxes withheld at a different rate.

Optional Annuity Payment Options

If no election has been previously made by the Owner, the Beneficiary may elect that Death Benefit Proceeds be paid as a single sum, as a fixed annuity or retained by the Company in its general account (see "Death Benefits.") The Contract's Death Benefit Proceeds and Cash Surrender Value can be paid in one sum, or the Owner or payee can choose to receive all or part of the proceeds as fixed annuity payments (payments which are guaranteed as to dollar amount by the Company). Other payment options may also be made available, subject to applicable regulatory requirements. The guaranteed mortality assumptions used in determining payment levels will not vary based on sex.

Annuitization Bonus. Subject to state availability, the Company intends to increase the amount applied to optional annuity payment options A, B, C, D and, for specified periods greater than five years, E, by an "Annuitization Bonus". The Annuitization Bonus Value will be calculated by the Company as of the immediately preceding Business Day. The increase will be allocated pro rata to the annuity payment options which the Owner has elected and will be deemed "income" on the Contract for federal income tax purposes. (See "Income Tax Treatment of Contract Benefits.")


The "Annuitization Bonus" for a Contract will be determined by the Company at the time of issuance of a Contract, but may be modified, reduced or eliminated for Contracts subsequently issued. On the date of this prospectus, the Annuitization Bonus is 3% of the amount applied to annuity payment options A, B, C, D and, for specified periods greater than five years, E.

The following annuity payment options are available:

Option A. Life Annuity. An annuity payable monthly during the lifetime of the payee. Annuity payments cease at the death of the payee.

Option B. Life Annuity with Period Certain of 60, 120, 180 or 240 Months. An annuity payable monthly during the lifetime of the payee for 60, 120, 180 or 240 months certain as selected.

Option C. Joint and Survivor Annuity. An annuity payable monthly during the joint lifetime of the payee and a designated second person. At the death of either payee, annuity payments will continue to be made to the survivor payee. The survivor's annuity payments will equal 100%, 75%, 66-2/3% or 50% of the amount payable during the joint lifetime, as chosen.

Option D. Joint and Contingent Annuity. An annuity payable monthly during the lifetime of the payee and continuing during the lifetime of a designated second person after the payee's death. The second person's annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable, as chosen.

Option E. Fixed Payments for a Period Certain. Annuity payable monthly for a fixed amount for any specific period (at least 5 years but not exceeding 30 years), as chosen.

Option F. Death Benefit Proceeds Remaining with the Company. Proceeds from the Death Benefit left with the Company. The Death Benefit Proceeds will remain in the Contract Options to which they were allocated at the time of death unless the beneficiary elects to reallocate them. Full and partial withdrawals may be made at any time.

Annuity Options A, B, C & D are available for fixed annuity payments, variable annuity payments or some combination of both. Annuity Option E is available for fixed annuity payments only.

If the payee dies during a period certain (Annuity Options B or E), the remaining annuity payments will be made to the beneficiary. The beneficiary may elect to receive the commuted value of the remaining annuity payments in a single sum instead. If no beneficiary is designated, the commuted value of the remaining annuity payments will be made to the payee's estate in a single sum. The Company will determine the commuted value by discounting the remaining annuity payments at its then current interest rate used for commutation.

Right to Exchange for a Fixed Benefit Contract

During the first 24 months after the Contract Date, if the Contract has not lapsed, there is an unconditional right to transfer all of the Account Value in the Sub-Accounts to the Fixed Account.

                        OTHER PROVISIONS OF THE CONTRACT

Suicide Exclusion

If the Insured commits suicide within two years from the Contract's date of issue (or less if required by state law), the Death Benefit will be limited to the premiums paid, reduced by any outstanding loan and accrued loan interest.

Representations and Contestability

Generally, the Company can challenge the validity of the Owner's Contract or any rider to the Owner's Contract during the Insured's lifetime for two years from the date of issue, based on misrepresentations made in the application. The Company can challenge the portion of the Death Benefit resulting from payment of an underwritten additional premium payment for two years, during the Insured's lifetime, from the date the additional premium payment was received. However, the two year time limit on the Company's right to challenge all or part of the Contract does not apply in the event that the Insured dies within the two year period.

Misstatement of Age or Sex

If the Insured's age or sex is misstated in the application, the Contract's Account Value and Death Benefit will be what the premiums paid and unscheduled premium payments made would have purchased, based on the Insured's correct age or, if the Contract is sex-based, on the Insured's correct sex.

Owner and Beneficiary

The Owner is named in the application but may be changed from time to time. At the death of the Owner, his or her estate will become the Owner unless a successor Owner has been named. The Owner's rights as such terminate when the Insured dies.

The beneficiary is also named in the application. The beneficiary of the Contract may be changed at any time before the death of the Insured. The beneficiary has no rights under the Contract until the death of the Insured and must survive the Insured in order to receive the Death Benefit Proceeds. If no named beneficiary survives the Insured, the proceeds will be paid to the Owner.

A change of Owner or beneficiary must be in written form satisfactory to the Company and must be dated and signed by the Owner making the change. The change will be subject to all payments made and actions taken by the Company under the Contract before the signed change form is received by the Company at its Variable Service Center.

Assignments

The Owner may assign (transfer) the Owner's rights in the Contract to someone else. An absolute assignment of the Contract is a change of Owner and beneficiary to the assignee. A collateral assignment of the Contract does not change the Owner or beneficiary, but their rights will be subject to the terms of the assignment. The assignments must be in writing, signed by the Owner and recorded by the Company at its Variable Service Center. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment.

The assignment will be subject to any Indebtedness under a contract before and after the assignment was recorded.

Reports and Records

The Company will mail to the Owner, at the last known address of record, an annual statement showing current Account Values, transactions since the last statement, Contract loan information and any other information required by federal or state laws or regulations.

The Owner will also be sent annual and semi-annual reports containing the financial statements of the Separate Account and the Fund or Portfolio.

In addition, Owners will receive statements of significant transactions, such as changes in the Death Benefit, transfers among Contract Options, premium payments, Contract loans, increases in Contract loan principal, Contract loan repayments, unpaid Contract loan interest added to principal, reinstatement and termination.

Voting Rights

In accordance with its view of present applicable law, the Company will vote the shares of the Portfolios held by the Separate Account Sub-Accounts at regular or special meetings of the shareholders in accordance with instructions received from Owners having the voting interest in the affected Portfolio(s). The number of votes that an Owner has the right to instruct for a particular Sub-Account is determined by dividing the Account Value in the Sub-Account by the net asset value per share of the corresponding Portfolio. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. A Fund may not be required to hold routine annual meetings of its shareholders.


The number of shares which an Owner has a right to vote will be determined as of a date to be chosen by the Company not more than 60 days prior to a shareholder meeting of a Fund. Each Owner having a voting interest will receive proxy material, annual reports and any other materials relating to the appropriate Portfolio.

If required by state insurance authorities, the Company may disregard voting instructions if they would require that shares be voted to cause a change in the Portfolios of a Sub-Account; or a change in the investment policy of the Portfolios; or to approve or disapprove an investment advisory or underwriting contract for a Portfolio. In addition, the Company may disregard voting instructions in favor of changes, initiated by an Owner or a Fund's Board of Trustees, in any investment policy, investment adviser or principal underwriter of the Portfolio if the Company: (a) reasonably disapproves of the changes and
(b) in the case of a change in investment policy or investment adviser, the Company makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a Sub-Account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Owners.


Suspension of Payments and Transfers

The Company reserves the right to suspend or postpone payments for surrenders, withdrawals and Contract loans or transfers from the Sub-Accounts for any period when:

o    the New York Stock Exchange is closed for trading;

o    trading on the New York Stock Exchange is restricted by the SEC;

o an emergency exists as a result of which disposal of securities held in the applicable Sub-Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the applicable Sub-Account's net assets; or

o    during any other period when the SEC, by order, permits such suspension.

The Company also reserves the right to defer payment for a surrender,withdrawal and Contract loan or transfer from the Fixed Account for the period permitted by law but not for more than six months after written election is received by the Company. The Company will pay interest in accordance with state insurance law requirements on payments that are delayed.

Nonparticipation in Company Dividends

The Contracts are nonparticipating. This means that they do not participate in any dividend distribution of the Company's surplus.

                        DISTRIBUTION AND OTHER AGREEMENTS

First Variable Capital Services, Inc. ("FVCS"), 10 Post Office Square, Boston, MA 02109, acts as distributor of the Contracts. FVCS, a wholly owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Contract is offered on a continuous basis.

The Company and FVCS have agreements with various broker/dealers under which the Contracts will be sold by registered representatives of broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance contracts. The commissions payable to a broker/dealer for sales of the Contract pursuant to the sales agreement is not expected to exceed 8.50% of the first year premium payment. Broker/dealers may receive expense allowances, wholesaler fees, bonuses and training fees.

Under a Services Agreement between the Company and FVCS, the Company performs underwriting, issuance and other administrative services for the Contracts.

                              SAFEKEEPING OF ASSETS

The Company serves as the custodian of the assets of the Variable Account.

                            MANAGEMENT OF THE COMPANY

The directors and executive officers of the Company and their principal business experience during the past five years, are:

Name and Address              Position with       Principal Occupation
                              the Company         During Past 5 Years

Ronald M. Butkiewicz          Chairman            President and Chief Executive
2211 York Road, Suite 202     and Director        Officer, Irish Life of North
Oakbrook, IL  60521                               America, Inc.; Chairman and
                                                  Chief Executive Officer,
                                                  Interstate Assurance Company

Michael J. Corey              Director            Managing Director, Insurance
401 East Host Drive                               Practice Group, Ward Howell
Lake Geneva, WI  53147                            Intl., Inc.; President, GSG
                                                  International Inc.

Norman A. Fair                Director            Vice President, Treasurer, &
2211 York Road, Suite 202                         Asst. Sec., Irish Life of
Oakbrook, IL  60521                               North America, Inc.; prior to
                                                  1994, Senior Vice President
                                                  and Chief Financial Officer,
                                                  Interstate Assurance Company

Michael R. Ferrari            Director            President, Drake University
25th & University Avenue
Des Moines, IA 50311


Stephen Shone                 Director            Chief Financial Officer,
Lower Abbey Street                                Irish Life plc
Dublin 1, Ireland


T. David Kingston             Director            Managing Director,
Lower Abbey Street                                Irish Life plc
Dublin 1, Ireland

Stephan M. Largent            President and       Prior to April 1995,
10 Post Office Square         Director            President, ING America
Boston, MA  02109                                 Equities, Inc.

Jeff S. Liebmann              Director            Partner, Dewey Ballantine
1301 Avenue of the Americas
New York, NY  10019

Kenneth R. Meyer              Director            Managing Director, Lincoln
200 South Wacker Drive,                           Capital Management Co.

Suite 2100
Chicago, IL  60606

Thomas K. Neavins             Director            Vice President and Corporate
2211 York Road, Suite 202                         Secretary,  Irish Life of
Oakbrook, IL  60521                               North America, Inc.


Philip R. O'Connor            Director            Principal of Coopers & Lybrand
111 West Washington,          (non-voting)        LLP/Palmer Bellevue Corp.
Suite 1247
Chicago, IL  60602


Anthony J. Koenig, Jr.        Vice President      Vice President and Treasurer;
10 Post Office Square         and Treasurer       prior to June, 1996, Assistant
Boston, MA 02109                                  Controller; prior to 1993,
                                                  Audit Manager, Ernst &
                                                  Young LLP.

Arnold R. Bergman             Vice President-     Vice President-Legal &
10 Post Office Square         Legal &             Administration and Secretary;
Boston, MA 02109              Administration      prior to February 1995,
                              and Secretary       Counsel, Aetna Insurance and
                                                  Annuity Company.

Martin Sheerin                Vice President      Vice President and Chief
10 Post Office Square         and Chief           Actuary; prior to October,
Boston, MA 02109              Actuary             1994, Vice President, Irish
                                                  Life of North America, Inc.

Thomas Simpson                Vice President      Vice President; prior to
10 Post Office Square         and Chief           February, 1996, Vice
Boston, MA  02109             Marketing Officer   President, Hamilton Life Ins.
                                                  Co.; prior to November, 1994,
                                                  National Sales Manager,
                                                  Bankers Nat. Life Ins. Co.

                               FEDERAL TAX STATUS

General

BECAUSE OF THE COMPLEXITY OF THE LAWS AND BECAUSE TAX RESULTS WILL VARY ACCORDING TO THE STATUS OF THE OWNER, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this prospectus and that special tax rules may be applicable with respect to purchases not discussed herein. In addition, no attempt is made to consider any applicable state or other tax laws. This discussion of federal tax status is based upon the Company's understanding of current federal income tax laws as they are currently interpreted.

Taxation of the Company and the Separate Account

Under current federal income tax law, no tax is imposed on the Company as a result of the operations of the Separate Account and the Fixed Account. Thus, no charge is currently imposed for Company federal income taxes. The Company reserves the right to charge the Separate Account or Fixed Account for Company federal income taxes, if there are changes in federal tax law.

Under current laws the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, the Company is not currently imposing a charge for them. If they increase, however, a charge for such taxes attributable to the Separate Account and/or Fixed Account may be imposed.

Life Insurance and Modified Endowment Contract Definitions

Life Insurance. Section 7702 of the Code provides that if certain tests are met, a Contract will be treated as life insurance for federal tax purposes. The Company will monitor compliance with these tests. As a result, the Company believes Owners will not be taxed on increases in Account Value under the Contracts until they are distributed. Furthermore, the Company believes the Death Benefits received under the Contracts are excludable from the gross income of the beneficiary pursuant to the provisions of Section 101(a) of the Code.


Accelerated Benefits Rider. Section 101(g) of the Code provides that amounts received under a life insurance contract on the life of an insured who is a terminally ill individual, as defined, may be treated as an amount paid by reasonable death of the insured. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.)


Modified Endowment Contract. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance contract which is also a "modified endowment contract". The Company has designed the Contracts to meet the definition of a modified endowment contract.

A modified endowment contract is a life insurance contract where premiums paid under the Contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time if the Contract provided for paid up future benefits after the payment of seven level annual premiums ("7-pay test"). (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Contract's earnings and the use of a reasonable mortality charge. Riders to the Contract are considered part of the Contract for purposes of applying the 7-pay test.)

Any Contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance contract entered into before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional premiums are paid and there is no increase as a result of the exchange.

Income Tax Treatment of Contract Benefits

If the Contract falls within the definition of a modified endowment contract, the following rules will apply to distributions under such Contract:

(a) Distributions will be included in gross income to the extent the Account Value of the Contract exceeds the investment in the Contract (i.e., will be treated as income first). Any additional amounts received other than Contract loans will be treated as a return of capital to the Owner and will reduce the Owner's investment in the Contract.

(b) Loans are considered distributions. An investment in the Contract will be increased by the amount of any prior loan that was included in the Owner's gross income.

(c) A Contract assignment is treated as a distribution. For example, a collateral assignment is a distribution which will subject any gain that accrues in the Contract to taxation.

(d) For purposes of determining the amount of the distribution which is included in gross income, all modified endowment contracts issued by the Company and its affiliates to the same Owner during any 12-month period must be treated as one modified endowment contract.




Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

(a) made on or after the date when the Owner attains age 59 1/2;

(b) is attributable to the Owner becoming disabled; or

(c) is part of a series of substantially equal periodic payments made no less frequently than annually for the life (or life expectancy) or for the joint lives (or life expectancies) of the Owner or the beneficiary.

Diversification Requirements

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance contracts. The Code provides that a variable life insurance contract will not be treated as a life insurance contract under Section 7702 for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Failure to comply with the diversification requirements may result in the Contract not qualifying as life insurance. If the Contract does not qualify as life insurance, Owners may be subject to immediate taxation on the increases in Account Value of their Contracts plus the cost of insurance protection for the year.

The Company intends that all Portfolios of the Funds underlying the Contracts will be managed by the Fund or its investment adviser to comply with the diversification requirements set forth in Section 817(h) of the Code and Treas. Reg. 1.817-5 promulgated thereunder.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owners may direct their investments to Sub-Accounts of the Separate Account without being considered the owners of the assets of the Separate Account. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situation addressed in published rulings issued by the Internal Revenue Service ("IRS") in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered the owner of the assets of the Separate Account. To the extent the Owner is treated as owner of the assets of the Separate Account attributable to the Owner's Contract, the Owner would be liable for federal income tax on the earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling by the IRS is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively, resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

                              ADVERTISING PRACTICES

The Company may from time to time receive endorsements of the Contracts from professional organizations. The Company may use such endorsements in advertisements or sales material for the Contracts. The Company may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Contracts. An endorsement of the Contracts by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Contracts.

From time to time, articles discussing the Separate Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

Articles and releases, developed by the Company, the Funds and other parties, about the Separate Account or the Funds regarding individual Portfolio, Fund and Fund Group asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Contracts or the Separate Account. Such literature may refer to personnel of the adviser, or personnel of the sub-advisers, who have investment management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

The advertising and sales literature for the Contracts and the Separate Account may refer to historical, current and prospective economic trends. In addition sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                  LEGAL MATTERS

State Regulation

The Company is subject to the laws of the State of Arkansas governing insurance companies and to the regulations of the Arkansas Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

Legal Proceedings

There are no material pending legal proceedings to which the Separate Account, First Variable Capital Services, Inc. or First Variable Life Insurance Company is a party.

                                     EXPERTS


The audited financial statements of First Variable Life Insurance Company included in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as indicated in their report herein, and are included herein in reliance on their authority as experts in accounting and auditing.





Legal matters in connection with the Contracts have been reviewed by the Company's Legal Department. Mayer, Brown & Platt, of Washington, DC, has provided advice on certain matters relating to the federal securities and tax laws.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This prospectus omits certain information contained in the Registration Statement. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                   APPENDIX: A

                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
           CASH SURRENDER VALUES AND ACCUMULATED VALUE OF THE PREMIUM


The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Cash Surrender Value and Account Value change over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains, realized or unrealized) for the Separate Account equal to constant after-tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $30,000 to provide insurance coverage on females aged 55 and males aged 65. The insureds are assumed to be in the nonsmoker standard risk classification. Values are first given based on current mortality rates and other Contract charges and then based on guaranteed mortality rates and other Contract charges. Death Benefits, Cash Surrender Values and Account Values for a Contract would be different from the amounts shown if the actual gross rates of return do not average 0%, 6% or l2%, but are either above or below that average for the period. They would also be different depending on the allocation of Account Value among the Separate Account's Sub-Accounts if the aggregate gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also be different if any Contract loan were made during the period of time illustrated, if the Insured were a different age or sex, or in the smoker standard risk classification, or if the Contracts were issued at a unisex rate.


The Death Benefits, Cash Surrender Values and Account Values shown in the tables reflect the fact that the Company makes: (a) a monthly deduction from the Account Value on the first day of each Contract month for (i) a Maintenance Fee of $2.50 if the Account Value is less than $100,000, (ii) a Distribution Charge equivalent to an annual rate of 0.20% of the Account Value for the first ten Contract Years, (iii) a Premium Tax Charge equivalent to an annual rate of 0.25% of the Account Value for the first ten Contract Years, (iv) a federal tax charge at an annual rate of 0.20% of the Account Value for the first ten Contract Years, and (v) a cost of insurance charge; (b) a daily charge assessed against the Separate Account for a Mortality and Expense Risk Charge equivalent to an annual rate of 0.90% of the average daily net assets of the Separate Account; and (c) a monthly Administrative Charge equivalent to an annual rate of 0.40% of the average daily net assets of the Separate Account. The Cash Surrender Values shown in the tables reflect the Account Value upon surrender. (See "Charges and Expenses.") The Death Benefits, Cash Surrender Values and Account Values shown in the tables also reflect a simple average of the investment advisory fees and operating expenses incurred by the Fund or Portfolio, at an annual rate of 1.12% of the average daily net assets of the Fund or Portfolio. This average reflects a voluntary cap on the investment advisory fees. If the investment adviser discontinues these caps, the values illustrated on the following pages could be less. (See "Fund Expenses.")

Taking account of the charges for mortality and expense risks and administrative expense in the Separate Account and the average investment advisory fee and operating expenses of the Fund or Portfolio, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of (1.12)%, 4.88% and 10.88%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Account Values illustrated. (See "Taxation of the Company and the Separate Account.")

The second column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes, of 5% per year, compounded annually.

$30,000 INITIAL PREMIUM

$96,753 SPECIFIED AMOUNT

FEMALE  NONSMOKER: AGE 55
CURRENT RATES


-------------------------------------------------------------------------------------------------------------------------------
                                                            HYPOTHETICAL GROSS INVESTMENT RETURN
                        -------------------------------------------------------------------------------------------------------
     End     PREMIUM                   0%                                 6%                                  12%
     of     PAID PLUS   -------------------------------------------------------------------------------------------------------
   Policy   INTEREST    Account      Surr.       Death      Account      Surr.       Death      Account      Surr.       Death
    Year      AT 5%      Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
-------------------------------------------------------------------------------------------------------------------------------
      1      31,500      28,941      26,016      96,753      30,714      27,789      96,753      32,487      29,562      96,753
-------------------------------------------------------------------------------------------------------------------------------
      2      33,075      27,919      25,069      96,753      31,446      28,596      96,753      35,184      32,334      96,753
-------------------------------------------------------------------------------------------------------------------------------
      3      34,729      26,931      24,231      96,753      32,196      29,496      96,753      38,106      35,406      96,753
-------------------------------------------------------------------------------------------------------------------------------
      4      36,465      25,978      23,578      96,753      32,965      30,565      96,753      41,274      38,874      96,753
-------------------------------------------------------------------------------------------------------------------------------
      5      38,288      25,057      22,957      96,753      33,753      31,653      96,753      44,708      42,608      96,753
-------------------------------------------------------------------------------------------------------------------------------
      6      40,203      24,167      22,367      96,753      34,560      32,760      96,753      48,430      46,630      96,753
-------------------------------------------------------------------------------------------------------------------------------
      7      42,213      23,309      21,809      96,753      35,388      33,888      96,753      52,465      50,965      96,753
-------------------------------------------------------------------------------------------------------------------------------
      8      44,324      22,479      21,279      96,753      36,236      35,036      96,753      56,838      55,638      96,753
-------------------------------------------------------------------------------------------------------------------------------
      9      46,540      21,679      20,779      96,753      37,105      36,205      96,753      61,579      60,679      96,753
-------------------------------------------------------------------------------------------------------------------------------
     10      48,867      20,905      20,905      96,753      37,995      37,995      96,753      66,718      66,718      96,753
-------------------------------------------------------------------------------------------------------------------------------
     15      62,368      17,862      17,862      96,753      43,878      43,878      96,753     102,190     102,190     118,540
-------------------------------------------------------------------------------------------------------------------------------
     20      79,599      15,242      15,242      96,753      50,696      50,696      96,753     156,797     156,797     167,773
-------------------------------------------------------------------------------------------------------------------------------
     25     101,591      12,985      12,985      96,753      58,598      58,598      96,753     240,586     240,586     252,615
-------------------------------------------------------------------------------------------------------------------------------
     30     129,658      11,042      11,042      96,753      67,758      67,758      96,753     369,149     369,149     387,607
-------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM

$96,753 SPECIFIED AMOUNT

FEMALE NONSMOKER: AGE 55
GUARANTEED RATES


-------------------------------------------------------------------------------------------------------------------------------
                                                            HYPOTHETICAL GROSS INVESTMENT RETURN
                        -------------------------------------------------------------------------------------------------------
     End     PREMIUM                   0%                                 6%                                  12%
     of     PAID PLUS   -------------------------------------------------------------------------------------------------------
   Policy   INTEREST    Account      Surr.       Death      Account      Surr.       Death      Account      Surr.       Death
    Year      AT 5%      Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
-------------------------------------------------------------------------------------------------------------------------------
      1      31,500      28,637      25,712      96,753      30,409      27,484      96,753      32,181      29,256      96,753
-------------------------------------------------------------------------------------------------------------------------------
      2      33,075      27,275      24,425      96,753      30,800      27,950      96,753      34,537      31,687      96,753
-------------------------------------------------------------------------------------------------------------------------------
      3      34,729      25,911      23,211      96,753      31,173      28,473      96,753      37,089      34,389      96,753
-------------------------------------------------------------------------------------------------------------------------------
      4      36,465      24,555      22,155      96,753      31,535      29,135      96,753      39,861      37,461      96,753
-------------------------------------------------------------------------------------------------------------------------------
      5      38,288      23,186      21,086      96,753      31,872      29,772      96,753      42,816      40,716      96,753
-------------------------------------------------------------------------------------------------------------------------------
      6      40,203      21,804      20,004      96,753      32,181      30,381      96,753      45,950      44,150      96,753
-------------------------------------------------------------------------------------------------------------------------------
      7      42,213      20,399      18,899      96,753      32,455      30,955      96,753      49,297      47,797      96,753
-------------------------------------------------------------------------------------------------------------------------------
      8      44,324      18,960      17,760      96,753      32,685      31,485      96,753      52,865      51,665      96,753
-------------------------------------------------------------------------------------------------------------------------------
      9      46,540      17,456      16,556      96,753      32,846      31,946      96,753      56,647      55,747      96,753
-------------------------------------------------------------------------------------------------------------------------------
     10      48,867      15,878      15,878      96,753      32,928      32,928      96,753      60,654      60,654      96,753
-------------------------------------------------------------------------------------------------------------------------------
     15      62,368       6,989       6,989      96,753      33,140      33,140      96,753      87,474      87,474     101,470
-------------------------------------------------------------------------------------------------------------------------------
     20      79,599        --          --        96,753      29,384      29,384      96,753     125,075     125,075     133,831
-------------------------------------------------------------------------------------------------------------------------------
     25     101,591        --          --        96,753      14,742      14,742      96,753     177,984     177,984     186,883
-------------------------------------------------------------------------------------------------------------------------------
     30     129,658        --          --        96,753        --          --        96,753     251,073     251,073     263,627
-------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM

$58,176 SPECIFIED AMOUNT

MALE NONSMOKER: AGE 65
CURRENT RATES


-------------------------------------------------------------------------------------------------------------------------------
                                                            HYPOTHETICAL GROSS INVESTMENT RETURN
                        -------------------------------------------------------------------------------------------------------
     End     PREMIUM                   0%                                 6%                                  12%
     of     PAID PLUS   -------------------------------------------------------------------------------------------------------
   Policy   INTEREST    Account      Surr.       Death      Account      Surr.       Death      Account      Surr.       Death
    Year      AT 5%      Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
-------------------------------------------------------------------------------------------------------------------------------
      1      31,500      28,941      26,016      58,176      30,714      27,789      58,176      32,487      29,562      58,176
-------------------------------------------------------------------------------------------------------------------------------
      2      33,075      27,919      25,069      58,176      31,446      28,596      58,176      35,184      32,334      58,176
-------------------------------------------------------------------------------------------------------------------------------
      3      34,729      26,931      24,231      58,176      32,196      29,496      58,176      38,106      35,406      58,176
-------------------------------------------------------------------------------------------------------------------------------
      4      36,465      25,978      23,578      58,176      32,965      30,565      58,176      41,274      38,874      58,176
-------------------------------------------------------------------------------------------------------------------------------
      5      38,288      25,057      22,957      58,176      33,753      31,653      58,176      44,708      42,608      58,176
-------------------------------------------------------------------------------------------------------------------------------
      6      40,203      24,167      22,367      58,176      34,560      32,760      58,176      48,430      46,630      58,176
-------------------------------------------------------------------------------------------------------------------------------
      7      42,213      23,309      21,809      58,176      35,388      33,888      58,176      52,465      50,965      59,285
-------------------------------------------------------------------------------------------------------------------------------
      8      44,324      22,479      21,279      58,176      36,236      35,036      58,176      56,838      55,638      63,091
-------------------------------------------------------------------------------------------------------------------------------
      9      46,540      21,679      20,779      58,176      37,105      36,205      58,176      61,579      60,679      67,121
-------------------------------------------------------------------------------------------------------------------------------
     10      48,867      20,905      20,905      58,176      37,995      37,995      58,176      66,718      66,718      71,388
-------------------------------------------------------------------------------------------------------------------------------
     15      62,368      17,862      17,862      58,176      43,878      43,878      58,176     102,190     102,190     107,299
-------------------------------------------------------------------------------------------------------------------------------
     20      79,599      15,242      15,242      58,176      50,696      50,696      58,176     156,797     156,797     164,637
-------------------------------------------------------------------------------------------------------------------------------
     25     101,591      12,985      12,985      58,176      58,598      58,598      61,528     240,586     240,586     252,615
-------------------------------------------------------------------------------------------------------------------------------
     30     129,658      11,042      11,042      58,176      67,758      67,758      68,435     369,149     369,149     372,841
-------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM

$58,176 SPECIFIED AMOUNT

MALE NONSMOKER: AGE 65
 GUARANTEED RATES


-------------------------------------------------------------------------------------------------------------------------------
                                                            HYPOTHETICAL GROSS INVESTMENT RETURN
                        -------------------------------------------------------------------------------------------------------
     End     PREMIUM                   0%                                 6%                                  12%
     of     PAID PLUS   -------------------------------------------------------------------------------------------------------
   Policy   INTEREST    Account      Surr.       Death      Account      Surr.       Death      Account      Surr.       Death
    Year      AT 5%      Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
-------------------------------------------------------------------------------------------------------------------------------
      1      31,500      28,102      25,177      58,176      29,823      26,898      58,176      31,545      28,620      58,176
-------------------------------------------------------------------------------------------------------------------------------
      2      33,075      26,227      23,377      58,176      29,541      26,691      58,176      33,052      30,202      58,176
-------------------------------------------------------------------------------------------------------------------------------
      3      34,729      24,383      21,683      58,176      29,151      26,451      58,176      34,502      31,802      58,176
-------------------------------------------------------------------------------------------------------------------------------
      4      36,465      22,565      20,165      58,176      28,647      26,247      58,176      35,868      33,468      58,176
-------------------------------------------------------------------------------------------------------------------------------
      5      38,288      20,664      18,564      58,176      28,019      25,919      58,176      37,115      35,015      58,176
-------------------------------------------------------------------------------------------------------------------------------
      6      40,203      18,625      16,825      58,176      27,261      25,461      58,176      38,206      36,406      58,176
-------------------------------------------------------------------------------------------------------------------------------
      7      42,213      16,415      14,915      58,176      26,441      24,941      58,176      39,209      37,709      58,176
-------------------------------------------------------------------------------------------------------------------------------
      8      44,324      13,988      12,788      58,176      25,558      24,358      58,176      40,103      38,903      58,176
-------------------------------------------------------------------------------------------------------------------------------
      9      46,540      11,291      10,391      58,176      24,583      23,683      58,176      40,875      39,975      58,176
-------------------------------------------------------------------------------------------------------------------------------
     10      48,867       8,263       8,263      58,176      23,326      23,326      58,176      41,516      41,516      58,176
-------------------------------------------------------------------------------------------------------------------------------
     15      62,368        --          --        58,176      11,212      11,212      58,176      44,372      44,372      58,176
-------------------------------------------------------------------------------------------------------------------------------
     20      79,599        --          --        58,176        --          --        58,176      45,935      45,935      58,176
-------------------------------------------------------------------------------------------------------------------------------
     25     101,591        --          --        58,176        --          --        58,176      49,217      49,217      58,176
-------------------------------------------------------------------------------------------------------------------------------
     30     129,658        --          --        58,176        --          --        58,176      54,850      54,850      58,176
-------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B:

                              FINANCIAL STATEMENTS


                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholder
First Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of First Variable Life Insurance Company (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the years then ended and for the period September 22, 1994 (date operations acquired) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for the years then ended and for the period September 22, 1994 (date operations acquired) through December 31, 1994, in conformity with generally accepted accounting principles.


                                        s/Ernst & Young LLP
                                        ERNST & YOUNG LLP


Boston, Massachusetts
February 7, 1997

                      First Variable Life Insurance Company
                           Consolidated Balance Sheets

                                                             December 31
                                                          1996          1995
                                                     ---------------------------
Assets
Investments:
   Fixed maturities--available-for-sale,
      at market (amortized cost: 1996--
      $278,305,000; 1995--$290,943,000)              $294,195,000   $319,589,000
   Equity securities, at market value
      (cost: $684,000 in 1996 and 1995)
                                                          691,000        322,000
   Other invested assets                                   94,000           --
                                                     ---------------------------
Total investments                                     294,980,000    319,911,000

Cash and cash equivalents                               2,433,000      5,585,000
Accrued investment income                               5,636,000      5,943,000
Deferred policy acquisition costs                       5,486,000      3,046,000
Value of insurance in force acquired                   19,494,000     16,733,000
Property and equipment, less allowances
   for depreciation of $508,000 in 1996
   and $228,000 in 1995
                                                          649,000        739,000
Goodwill, less accumulated amortization
   of $329,000 in 1996 and $183,000 in
   1995                                                 2,594,000      2,740,000
Other assets                                            2,273,000        151,000
Assets held in separate accounts                      176,306,000    132,176,000
                                                     ---------------------------
Total assets                                         $509,851,000   $487,024,000
                                                     ===========================

Liabilities and stockholder's equity
Liabilities:
   Future policy benefits for annuity products       $239,509,000   $255,694,000
   Unearned revenue reserve                                52,000           --
   Supplementary contracts without life
      contingencies                                    21,008,000     19,543,000
   Deferred income tax liability                        5,642,000      7,826,000
   Other liabilities                                      938,000      1,128,000
   Liabilities related to separate accounts           176,306,000    132,176,000
                                                     ---------------------------
Total liabilities                                     443,455,000    416,367,000

Commitments and contingencies

Stockholder's equity:
   Capital stock, par value $1.00 per share--
      authorized 3,500,000 shares, issued
      and outstanding 2,500,000 shares
                                                        2,500,000      2,500,000
   Additional paid-in capital                          53,104,000     53,104,000
   Net unrealized investment gains                      7,324,000     13,189,000
   Retained earnings                                    3,468,000      1,864,000
Total stockholder's equity                             66,396,000     70,657,000
                                                     ---------------------------

Total liabilities and stockholder's equity           $509,851,000   $487,024,000
                                                     ===========================

See accompanying notes.

                      First Variable Life Insurance Company

                        Consolidated Statements of Income

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------
Revenues:
   Annuity product charges         $ 2,408,000   $ 1,786,000       $   344,000
   Net investment income            23,458,000    23,465,000         5,318,000
   Realized gains on investments       972,000       900,000           541,000
   Other income                      1,114,000       829,000           178,000
                                   ---------------------------------------------
Total revenues                      27,952,000    26,980,000         6,381,000

Benefits and expenses:
   Annuity benefits                 16,336,000    16,694,000         4,038,000
   Underwriting, acquisition
      and insurance expenses         7,275,000     6,600,000         1,281,000
   Management fee paid to parent       480,000       480,000           120,000
   Other expenses                    1,421,000     1,269,000           214,000
                                   ---------------------------------------------
Total benefits and expenses         25,512,000    25,043,000         5,653,000
                                   ---------------------------------------------
Income before income taxes           2,440,000     1,937,000           728,000

Income taxes                           836,000       666,000           135,000
                                   ---------------------------------------------

Net income                         $ 1,604,000   $ 1,271,000       $   593,000
                                   =============================================

See accompanying notes.

                      First Variable Life Insurance Company

           Consolidated Statements of Changes in Stockholder's Equity

                                                                                 Net
                                                                              Unrealized
                                                            Additional        Investment                              Total
                                          Capital            Paid-in            Gains             Retained        Stockholder's
                                           Stock             Capital           (Losses)           Earnings            Equity
                                        ----------------------------------------------------------------------------------------
Initial capitalization on
   September 22, 1994                   $  1,500,000       $ 49,104,000                                            $ 50,604,000
   Issuance of 1,000,000 shares of
      capital stock pursuant to
      stock dividend
                                           1,000,000         (1,000,000)                                                   --
   Net income for 1994                          --                 --                           $    593,000            593,000
   Change in net unrealized
      investment gains/losses                   --                 --        $ (3,308,000)              --           (3,308,000)
Balance at December 31, 1994               2,500,000         48,104,000        (3,308,000)           593,000         47,889,000
   Contribution from parent                     --            5,000,000              --                 --            5,000,000
   Net income for 1995                          --                 --                --            1,271,000          1,271,000
   Change in net unrealized
      investment gains/losses                   --                 --          16,497,000               --           16,497,000
                                        ----------------------------------------------------------------------------------------
Balance at December 31, 1995               2,500,000         53,104,000        13,189,000          1,864,000         70,657,000
   Net income for 1996                          --                 --                --            1,604,000          1,604,000
   Change in net unrealized
      investment gains/losses                   --                 --          (5,865,000)              --           (5,865,000)
                                        ----------------------------------------------------------------------------------------

Balance at December 31, 1996            $  2,500,000       $ 53,104,000      $  7,324,000       $  3,468,000       $ 66,396,000
                                        ========================================================================================

See accompanying notes.

                      First Variable Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------
Operating activities
Net income                         $  1,604,000   $  1,271,000     $    593,000
Adjustments to reconcile net
   income to net cash provided
   by operating activities:
      Adjustments related to
         interest-sensitive
         products:
           Annuity benefits          16,336,000     16,694,000        4,038,000
           Annuity product charges   (2,408,000)    (1,786,000)        (344,000)
   Realized gains on investments       (972,000)      (900,000)        (541,000)
   Policy acquisition costs
      deferred                       (2,800,000)    (3,693,000)        (693,000)
   Amortization of deferred
      policy acquisition costs          360,000        132,000            8,000
   Provision for depreciation
      and other amortization            524,000        481,000          243,000
   Provision for deferred
      income taxes                      836,000        666,000          135,000
   Other                             (1,949,000)    (6,765,000)       1,724,000
                                   ---------------------------------------------
Net cash provided by operating
   activities                        11,531,000      6,100,000        5,163,000

Investing activities
Sale, maturity or repayment
   of investments:
      Fixed maturities--
         available-for-sale          21,770,000     19,378,000        5,554,000
      Equity securities                    --        1,807,000             --
                                   ---------------------------------------------
                                     21,770,000     21,185,000        5,554,000
Acquisition of investments:
   Fixed maturities--available-
      for-sale                       (7,517,000)   (74,567,000)     (29,543,000)
   Equity securities                       --       (1,500,000)            --
   Other                                (94,000)          --               --
                                   ---------------------------------------------
                                     (7,611,000)   (76,067,000)     (29,543,000)

Other                                  (193,000)      (252,000)         (81,000)
                                   ---------------------------------------------
Net cash provided (used) by
   investing activities              13,966,000    (55,134,000)     (24,070,000)

                      First Variable Life Insurance Company

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------
Financing activities
Receipts from interest-
   sensitive products
   credited to policyholder
   account balances                $ 58,175,000   $ 67,063,000     $ 14,153,000
Return of policyholder account
   balances on interest-
   sensitive products               (86,824,000)   (72,196,000)     (16,285,000)
Contribution from parent                   --        5,000,000       75,791,000
                                   ---------------------------------------------
Net cash provided (used) by
   financing activities             (28,649,000)      (133,000)      73,659,000
                                   ---------------------------------------------
Net increase (decrease) in
   cash and cash equivalents         (3,152,000)   (49,167,000)      54,752,000

Cash and cash equivalents at
   beginning of period                5,585,000     54,752,000             --
                                   ---------------------------------------------

Cash and cash equivalents at
   end of period                   $  2,433,000   $  5,585,000     $ 54,752,000
                                   =============================================

See accompanying notes.

                      First Variable Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 1996


1.   Significant Accounting Policies

Organization and Nature of Business

First Variable Life Insurance Company (the Company), a life insurance company domiciled in the State of Arkansas, is a wholly-owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is owned by Irish Life, plc (Irish Life) of Dublin, Ireland. The Company is licensed in 49 states and sells variable and fixed annuity products through regional wholesalers and insurance brokers.

On September 22, 1994, ILoNA purchased the Company for $49,514,000 plus expenses of $1,090,000. The financial statements presented herein represent operations since the date of purchase.

Consolidation

The consolidated financial statements include the Company and its wholly-owned subsidiaries, First Variable Advisory Services Corp. and First Variable Capital Services, Inc. All significant intercompany transactions have been eliminated.

Investments

Fixed Maturities and Equity Securities

Fixed-maturity securities (bonds) may be categorized as "available-for-sale," "held for investment" or "trading." Fixed-maturity securities which may be sold are designated as "available-for-sale." Available-for-sale securities are reported at market value, and unrealized gains and losses on these securities are included directly in stockholder's equity, net of certain adjustments (see
Note 3). Fixed-maturity securities that the Company has the positive intent and ability to hold to maturity are designated as "held-for-investment." Held-for-investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Securities that are bought and held principally for the purpose of selling them in the near term are designated as "trading securities." Unrealized gains and losses on trading securities are included in current earnings. At December 31, 1996 and 1995, all of the Company's fixed-maturity securities are designated as available-for-sale, although the Company is not precluded from designating fixed-maturity securities as held-for-investment or trading at some future date.

                      First Variable Life Insurance Company

1.   Significant Accounting Policies (continued)

Premiums and discounts on investments are amortized/accrued using methods which result in a constant yield over the securities' expected lives.
Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity securities (common stocks) are reported at market. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity.

Realized Gains and Losses on Investments

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows) and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments. If the Company expects that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Deferred Policy Acquisition Costs and Value of Insurance in Force Acquired

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose at the date the Company was acquired by ILoNA. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the current unamortized balance at 7%.

                      First Variable Life Insurance Company

1.   Significant Accounting Policies (continued)

These costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Property and Equipment

Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets.

Goodwill

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over a period of twenty years.

The carrying value of goodwill is regularly reviewed for indicators of impairment in value which, in the view of management, are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such writedowns during the periods ended December 31, 1996, 1995 or 1994.

Future Policy Benefits

Future policy benefit reserves for annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for annuity products ranged from 4.5% to 6.5% in 1996, 4.5% to 6.8% in 1995 and 5.0% to 7.0% in 1994.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

                      First Variable Life Insurance Company

1.   Significant Accounting Policies (continued)

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

Recognition of Premium Revenues and Costs

Revenues for annuity products consist of policy charges for the cost of insurance, administration charges and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Approximately 22%, 49% and 0% of the direct business written (as measured by premiums received) during the periods ended December 31, 1996, 1995 and 1994, respectively, were written through one wholesaler. The Company's management believes that other broker/dealers could generate the same level of sales on comparable terms. Direct premiums are not concentrated in any geographical area.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, postretirement benefits, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

                      First Variable Life Insurance Company

2.   Fair Values of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Fixed-Maturity Securities: Fair values for fixed-maturity securities have been determined by the Company's outside investment manager and are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

     Equity Securities: The fair values for equity securities are based on quoted market prices.

     Other Invested Assets and Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

     Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheets.

                      First Variable Life Insurance Company

2.   Fair Values of Financial Instruments (continued)

     Future Policy Benefits and Supplementary Contracts Without Life
     Contingencies: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities) are stated at the cost the Company would incur to extinguish the liability; i.e., the cash surrender value.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 at December 31, 1996 and 1995:

                                                   1996                                1995
                                     ------------------------------      ------------------------------
                                        Carrying                           Carrying
                                         Value          Fair Value          Value           Fair Value
                                     ------------------------------      ------------------------------
Assets
Fixed maturities-- available-
   for-sale                          $294,195,000      $294,195,000      $319,589,000      $319,589,000
Equity securities                         691,000           691,000           322,000           322,000
Other invested assets                      94,000            94,000              --                --
Cash and cash equivalents               2,433,000         2,433,000         5,585,000         5,585,000
Assets held in separate
   accounts                           176,306,000       176,306,000       132,176,000       132,176,000

Liabilities
Future policy benefits for
   annuity products                   239,509,000       239,562,000       255,694,000       251,669,000
Supplementary contracts
   without life contingencies
                                       21,008,000        21,008,000        19,543,000        19,543,000
Liabilities related to separate
   accounts                           176,306,000       176,306,000       132,176,000       132,176,000

                      First Variable Life Insurance Company

3.   Investment Operations

Fixed Maturities and Equity Securities

The following tables contain amortized cost and market value information on fixed maturities (bonds) and equity securities (common stocks) at December 31, 1996 and 1995:

                                                           Gross             Gross            Estimated
                                        Amortized        Unrealized        Unrealized           Market
                                          Cost             Gains             Losses             Value
                                      -------------------------------------------------------------------
December 31, 1996
Fixed maturities--available-for-
   sale:
      United States Government
        and agencies:
           Mortgage and asset-
             backed securities        $ 25,641,000      $  1,315,000      $   (105,000)      $ 26,851,000
           Other                        22,483,000         1,109,000           (20,000)        23,572,000
      State, municipal and other
        governments                      3,994,000           270,000              --            4,264,000
      Public utilities                  81,053,000         6,224,000           (44,000)        87,233,000
      Industrial and
         miscellaneous                 145,134,000         7,406,000          (265,000)       152,275,000
                                      -------------------------------------------------------------------
Total fixed maturities--
   available-for-sale                 $278,305,000      $ 16,324,000      $   (434,000)      $294,195,000
                                      ===================================================================

Equity securities                     $    684,000      $      7,000      $       --         $    691,000
                                      ===================================================================

December 31, 1995
Fixed maturities--available-for-
   sale:
      United States Government
        and agencies:
           Mortgage and asset-
             backed securities        $ 27,766,000      $  2,465,000      $   (333,000)      $ 29,898,000
           Other                        33,823,000         2,937,000           (63,000)        36,697,000
      State, municipal and other
        governments                           --                --                --                 --
      Public utilities                  89,454,000        11,691,000          (698,000)       100,447,000
      Industrial and
         miscellaneous                 139,900,000        12,700,000           (53,000)       152,547,000
                                      -------------------------------------------------------------------
Total fixed maturities--
   available-for-sale                 $290,943,000      $ 29,793,000      $ (1,147,000)      $319,589,000
                                      ===================================================================

Equity securities                     $    684,000      $       --        $   (362,000)      $    322,000
                                      ===================================================================

                      First Variable Life Insurance Company

3.   Investment Operations (continued)

The amortized cost and estimated market value of the Company's portfolio of fixed-maturity securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      Estimated
                                                  Amortized            Market
                                                     Cost              Value
                                                 -------------------------------
Due in one year or less                          $  1,011,000       $  1,019,000
Due after one year through five years              65,683,000         67,758,000
Due after five years through ten years            102,261,000        107,206,000
Due after ten years                                83,709,000         91,361,000
Mortgage and asset-backed securities               25,641,000         26,851,000
                                                 -------------------------------
                                                 $278,305,000       $294,195,000
                                                 ===============================

The unrealized appreciation or depreciation on fixed-maturity and equity securities available-for-sale is reported as a separate component of stockholder's equity, reduced by adjustments to deferred policy acquisition costs and value of insurance in force acquired that would have been required as a charge or credit to income had such amounts been realized and a provision for deferred income taxes. Net unrealized investment gains (losses) as reported were comprised of the following:

                                                          December 31
                                                    1996               1995
                                                --------------------------------
Unrealized appreciation on fixed-
   maturity and equity securities
   available-for-sale                           $ 15,897,000       $ 28,284,000
Adjustments for assumed changes
   in amortization pattern of:
      Deferred policy acquisition costs           (1,200,000)        (1,200,000)
      Value of insurance in force acquired        (3,600,000)        (7,100,000)
Provision for deferred income
   taxes (benefit)                                (3,773,000)        (6,795,000)
                                                --------------------------------


Net unrealized investment gains                 $  7,324,000       $ 13,189,000
                                                ================================

                      First Variable Life Insurance Company

3.   Investment Operations (continued)

Net Investment Income

Components of net investment income are as follows:

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------
Income from:
   Fixed maturities--
      available-for-sale
                                   $ 23,364,000   $ 22,635,000      $ 4,713,000
   Cash and cash equivalents            288,000      1,051,000          667,000
                                   ---------------------------------------------
                                     23,652,000     23,686,000        5,380,000

Less investment expenses               (194,000)      (221,000)         (62,000)
                                   ---------------------------------------------

Net investment income              $ 23,458,000   $ 23,465,000      $ 5,318,000
                                   =============================================

Realized and Unrealized Gains and Losses

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------
Realized
Fixed maturities--
   available-for-sale
                                   $    972,000    $    593,000    $    541,000
Equity securities                          --           307,000            --
                                   ---------------------------------------------

Realized gains on investments      $    972,000    $    900,000    $    541,000
                                   =============================================

Unrealized
Fixed maturities--
   available-for-sale
                                   $(12,756,000)   $ 33,437,000    $ (4,791,000)
Equity securities                       369,000        (133,000)       (229,000)
                                   ---------------------------------------------
Change in unrealized
   appreciation/depreciation
   of investments
                                   $(12,387,000)   $ 33,304,000    $ (5,020,000)
                                   =============================================

                      First Variable Life Insurance Company

3.  Investment Operations (continued)

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio (all classified as available-for-sale) for the periods ended December 31, 1996, 1995 and 1994 is as follows:

                                                         Gross             Gross
                                      Amortized         Realized          Realized
                                        Cost             Gains             Losses           Proceeds
                                    -------------------------------------------------------------------
Year ended December 31, 1996

Scheduled principal repayments
   and calls                        $ 13,416,000      $    329,000      $     (8,000)      $ 13,737,000
Sales                                  7,382,000           715,000           (64,000)         8,033,000
                                    -------------------------------------------------------------------
Total                               $ 20,798,000      $  1,044,000      $    (72,000)      $ 21,770,000
                                    ===================================================================

Year ended December 31, 1995

Scheduled principal repayments
   and calls                        $  6,448,000      $    117,000      $    (38,000)      $  6,527,000
Sales                                 12,337,000           635,000          (121,000)        12,851,000
                                    -------------------------------------------------------------------
Total                               $ 18,785,000      $    752,000      $   (159,000)      $ 19,378,000
                                    ===================================================================

Period from September 22, 1994
   (date operations acquired)
   through December 31, 1994

Scheduled principal repayments
   and calls                        $  5,013,000      $    541,000              --         $  5,554,000
Sales                                       --                --                --                 --
                                    -------------------------------------------------------------------
Total                               $  5,013,000      $    541,000              --         $  5,554,000
                                    ===================================================================

Income taxes during the periods ended December 31, 1996, 1995 and 1994 include a provision of $331,000, $306,000 and $184,000, respectively, for the tax effect of realized gains.

                      First Variable Life Insurance Company

3.   Investment Operations (continued)

Other

At December 31, 1996, fixed maturities with a carrying value of $8,500,000 were held on deposit with state agencies to meet regulatory requirements.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 31, 1996.

Concentrations of Credit Risk

The Company's investment in public utility bonds at December 31, 1996 represents 30% of total investments and 17% of total assets. The holdings of public utility bonds are widely diversified and all issues met the Company's investment policies and credit standards when purchased.

4.   Value of Insurance in Force Acquired

The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the periods ended December 31, 1996 and 1995 is as follows:

                                                    Year ended December 31
                                                    1996               1995
                                                --------------------------------
Excluding impact on net unrealized
    investment gains and losses:
       Balance at beginning of period           $ 23,833,000       $ 24,476,000
       Accretion of interest during
          the period                               1,642,000          1,691,000
       Amortization of asset                      (2,381,000)        (2,334,000)
                                                --------------------------------
Balance prior to impact of net
   unrealized investment gains
   and losses                                     23,094,000         23,833,000
Offset against net unrealized
   investment gains and losses                    (3,600,000)        (7,100,000)
                                                --------------------------------

Balance at end of period                        $ 19,494,000       $ 16,733,000
                                                ================================

                      First Variable Life Insurance Company

4.   Value of Insurance in Force Acquired (continued)

Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 1997--$1,008,000; 1998--$1,113,000; 1999--$1,280,000; 2000--$1,430,000 and 2001--$1,384,000.

5.   Federal Income Taxes

The Company and its subsidiaries each file separate federal income tax returns. Deferred income taxes have been established by the Company and its subsidiaries based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                     -------------------------------------------
Taxes provided in consolidated
   statements of income on
   income before income
   taxes-deferred                    $   836,000   $   666,000     $   135,000
                                     -------------------------------------------
                                         836,000       666,000         135,000

Taxes provided in consolidated
   statements of changes in
   stockholder's equity:
      Amounts attributable to
         change in net unrealized
         investment gains/losses
         during year--deferred        (3,022,000)    8,499,000      (1,704,000)
                                     -------------------------------------------
                                     $(2,186,000)  $ 9,165,000     $(1,569,000)
                                     ===========================================

                      First Variable Life Insurance Company

5.   Federal Income Taxes (continued)

     The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

                                                                  Period from
                                                                 September 22,
                                                                  1994 (date
                                                                  operations
                                                               acquired) through
                                     Year ended December 31       December 31,
                                       1996          1995            1994
                                   ---------------------------------------------

Income before income taxes         $ 2,440,000   $ 1,937,000      $   728,000
                                   ===========   ===========      ===========

Income tax at federal
   statutory rate (34%)
                                   $   830,000   $   659,000      $   248,000
Tax effect (decrease) of:
   Business meals and
      entertainment                      6,000         5,000            1,000
   Other                                  --           2,000         (114,000)
                                   -----------   -----------      -----------

Income tax expense                 $   836,000   $   666,000      $   135,000
                                   ===========   ===========      ===========

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1996 and 1995 is as follows:

                                                          December 31
                                                     1996              1995
                                                 -------------------------------
Deferred tax assets:
   Future policy benefits                        $  1,524,000      $  1,859,000
   Operating loss carryforwards                     2,245,000         1,540,000
   Other                                               20,000              --
                                                 -------------------------------
                                                    3,789,000         3,399,000

Deferred tax liabilities:
   Fixed-maturity and equity securities            (4,702,000)       (7,355,000)

   Deferred policy acquisition costs               (1,908,000)       (1,248,000)

   Value of insurance in force acquired            (2,453,000)       (2,280,000)

   Other                                             (368,000)         (342,000)
                                                 -------------------------------
                                                   (9,431,000)      (11,225,000)
                                                 -------------------------------
Deferred income tax liability                    $ (5,642,000)     $ (7,826,000)
                                                 ===============================

                      First Variable Life Insurance Company

5.   Federal Income Taxes (continued)

The Company has federal net operating loss carryforwards reportable on its federal tax return aggregating $6,603,000 at December 31, 1996 which expire from 2009 to 2011.

6.   Retirement and Compensation Plans

Substantially all full-time employees of the Company are covered by a noncontributory defined benefit pension plan sponsored by ILoNA. The benefits are based on years of service and the employee's compensation. In addition, effective January 1, 1996, ILoNA adopted a nonqualified supplemental plan to provide benefits in excess of limitations established by the Internal Revenue Code. The Company records its required contributions as pension expense related to these plans. There were no material contributions to the plan during the periods ended December 31, 1996, 1995 or 1994.

Employees of the Company also are eligible to participate in a contributory defined contribution plan sponsored by ILoNA which is qualified under section 401(k) of the Internal Revenue Code. The plan covers substantially all full-time employees of the Company. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $9,500 in 1996) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors of ILoNA. Pension expense related to this plan was $27,000, $24,000 and $2,000 for the periods ended December 31, 1996, 1995 and 1994, respectively.

The Company also has certain other benefit and incentive plans. These plans are considered immaterial to the consolidated financial statements.

7.   Stockholder's Equity

Common Stock Dividend

On December 14, 1994, the Company's Board of Directors authorized a 2/3-for-1 common stock dividend to increase the Company's capital stock to meet the minimum statutory capital requirement as mandated by certain states in which the Company does business. The additional $1,000,000 was transferred to capital stock from additional paid-in capital.

                      First Variable Life Insurance Company

7.   Stockholder's Equity (continued)

Statutory Limitations on Dividends

The ability of the Company to pay dividends to ILoNA is restricted because prior approval of insurance regulatory authorities is normally required for payment of dividends to the stockholder which exceed an annual limitation. During 1997, this annual limitation aggregates $3,300,000; however, pursuant to a directive received from the Arkansas Insurance Department in 1991, any proposed payment of a dividend currently requires its approval. Also, the amount ($33,300,000 at December 31, 1996) by which stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.

Statutory Accounting Policies

The financial statements of the Company included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is designated as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves on certain annuity products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (d) deferred income taxes are provided for the differences between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized as gains or losses in the consolidated statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (f) declines in the estimated realizable value of investments are charged to the consolidated statements of income for declines in value, when such declines in value are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (g) agents' balances and certain other assets designated as "nonadmitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for annuity products consist of policy charges for the cost of insurance, policy administration charges and surrender charges

                      First Variable Life Insurance Company

7.   Stockholder's Equity (continued)

assessed rather than premiums received;(i) pension expense is recognized in accordance with SFAS No. 87, Employers' Accounting for Pensions, rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; (j) the financial statements of subsidiaries are consolidated with those of the Company and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Net loss for the Company, as determined in accordance with statutory accounting practices, was $1,507,000, $1,460,000 and $574,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Total statutory capital and surplus was $33,096,000 at December 31, 1996 and $34,637,000 at December 31, 1995.

The National Association of Insurance Commissioners currently is in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. That project, which is expected to be completed in 1997, will likely change, to some extent, statutory accounting practices. The codification may result in changes to the permitted or prescribed accounting practices that the Company uses to prepare its statutory-basis financial statements.

8.   Commitments and Contingencies

The Company leases its home office space and certain other equipment under operating leases which expire through 2001. During the periods ended December 31, 1996, 1995 and 1994, rent expense totaled $206,000, $419,000 and $81,000, respectively. At December 31, 1996, minimum rental payments due under all noncancelable operating leases with initial terms of one year or more are:

Year ending December 31:
      1997                                              $   230,000
      1998                                                  230,000
      1999                                                  238,000
      2000                                                  241,000
      2001                                                   61,000
                                                        -----------
                                                         $1,000,000
                                                        ===========

                      First Variable Life Insurance Company

8.   Commitments and Contingencies (continued)

The Company is involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. Management and its legal counsel do not believe any of these claims will result in a material loss to the Company.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments have not been material to the Company's financial statements in the past. However, the economy and other factors have caused a number of failures of substantially larger companies since that time. At December 31, 1996 and 1995, the Company has accrued $180,000 and $140,000, respectively, for guaranty fund assessments based on its historical experience and information available from those making guaranty fund assessments.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                      UNDERTAKING REGARDING INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors and officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   UNDERTAKING PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

In accordance with section 26(e) of the Investment Company Act of 1940, First Variable Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement on Form S-6, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Variable Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-Reference Sheet.

     The prospectus consisting of ____________ pages.

     The undertaking to file reports.

     The undertaking regarding indemnification.

          The undertaking pursuant to Section 26(e) of the Investment Company Act of 1940.

     The signatures.

     Written consents of the following persons:

          Arnold R. Bergman (See Exhibit 3(a))
          Mayer, Brown & Platt (See Exhibit 3(b))
          Martin Sheerin (See Exhibits 6)
          Ernst & Young LLP (See Exhibit 7)

     The following exhibits:

1.A. (1) Resolution of the Board of Directors of the Company authorizing the establishment of the Separate Account.*

     (2)  Not Applicable.

     (3)  (a)  Underwriting Agreement.#

          (b)  Broker-Dealer Agreement.#

          (c)  Form of Sales Agreement.**

     (4)  Not Applicable.

     (5)  (c)  Specimen Variable Life Insurance Contract.*

          (d)  Specimen Accelerated Death Benefit Endorsement.

     (6) (a) Articles of Incorporation of First Variable Life Insurance Company.***

          (b)  By-Laws of First Variable Life Insurance Company.#

     (7)  Not Applicable.

     (8)  Form of Participation Agreement.**

     (9)  Not Applicable.

     (10) Specimen Single Premium Variable Life Insurance Application.*

2.   Included as exhibit I.A(5) above.

3. (a) Opinion and consent of Arnold R. Bergman, Vice President - Legal of First Variable Life Insurance Company as to securities being registered.

     (b)  Consent of Mayer, Brown & Platt.

4.   Not Applicable.

5.   Not Applicable.

6.   Opinion and Consent of Actuary.


7.   Consent of Ernst & Young LLP, Independent Auditors.


8.   Not Applicable.

9.   Not Applicable.

10.  Powers of Attorney.

-----------------
* Incorporated herein by reference to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on June 3, 1996 (File No. 333-05053).

** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of First Variable Life Insurance Company and First Variable Annuity Fund E, filed electronically with the Securities and Exchange Commission on September 18, 1996 (File No. 333-12197).

*** Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement of First Variable Life Insurance Company and First Variable Annuity Fund E, filed electronically with the Securities and Exchange Commission on April 29, 1996 (File No. 333-86738).

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on November 15, 1996 (File No. 333-05053).

                                  Exhibit Index

Exhibit                                                           Sequentially
Number                   Description                              Numbered Page#

3.(a)     Opinion and Consent of Arnold R. Bergman,
          Vice President-Legal of First Variable
          Life Insurance Company

5.(b)     Accelerated Death Benefit Endorsement

3.(b)     Consent of Mayer, Brown & Platt

6.        Opinion and Consent of Actuary

7.        Consent of Ernst & Young LLP, Independent Auditors

10.       Powers of Attorney

# Appears in manually signed original only

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the First Variable Life Insurance Company has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 28th day of April, 1997.

                                        First Variable Life Insurance Company



                                        By:  /s/ Stephan M. Largent
                                             ----------------------
                                             Stephan M. Largent
                                             President


ATTEST:

/s/ Arnold R. Bergman
---------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VL of First Variable Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 28th day of April, 1997.



                                   Separate Account VL of First Variable
                                        Life Insurance Company
                                        (Registrant)

                                   By:  First Variable Life Insurance Company
                                        (Depositor)


                                   By:  /s/ Stephan M. Largent
                                        ----------------------
                                        Stephan M. Largent
                                        President



ATTEST:

/s/ Arnold R. Bergman
---------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities with First Variable Life Insurance Company, on the date indicated.


                                                                        Date
PRINCIPAL EXECUTIVE OFFICER

s/  Stephan M. Largent                                            April 28, 1997
----------------------                                            --------------
Stephan M. Largent
President

PRINCIPAL FINANCIAL OFFICER

s/ Anthony J. Koenig, Jr.                                         April 28, 1997
-------------------------
Anthony J. Koenig, Jr.
Vice President and Treasurer

DIRECTORS

s/  Ronald M. Butkiewicz*                                         April 28, 1997
-------------------------
Ronald M. Butkiewicz

s/Michael J. Corey*                                               April 28, 1997
-------------------------
Michael J. Corey

s/Michael R. Ferrari*                                             April 28, 1997
-------------------------
Michael R. Ferrari

s/Stephan M. Largent                                              April 28, 1997
-------------------------
Stephan M. Largent

s/T. David Kingston                                               April 28, 1997
-------------------------
T. David Kingston

s/Jeff S. Liebmann*                                               April 28, 1997
-------------------------
Jeff S. Liebmann

-------------------------                                         --------------
Kenneth R. Meyer

s/Philip R. O'Connor*                                             April 28, 1997
-------------------------
Philip R. O'Connor

-------------------------                                         --------------
Stephen Shone

s/  Norman A. Fair*                                               April 28, 1997
-------------------------
Norman A. Fair

s/  Thomas K. Neavins*                                            April 28, 1997
-------------------------
Thomas K. Neavins

                              * By: s/Arnold R. Bergman           April 28, 1997
                                    -------------------
                                    Arnold R. Bergman
                                    Attorney-in-Fact


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